  Prospectus

  GOLDMAN SACHS FINANCIAL SQUARE FUNDS

FST Select Shares

January 31, 2000


 . Prime Obligations Fund

 . Money Market Fund

 . Treasury Obligations Fund

 . Treasury Instruments Fund

 . Government Fund

 . Federal Fund

 . Tax-Free Money Market Fund

[ART]


                                                         [LOGO OF GOLDMAN SACHS]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

   NOT FDIC-INSURED              MAY LOSE VALUE    NO BANK GUARANTEE

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the "Invest-ment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process

 1.MANAGING CREDIT RISK

 The Investment Adviser's process for managing risk emphasizes:
 .INTENSIVE RESEARCH--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .TIMELY UPDATES--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 THE RESULT: AN "APPROVED" LIST OF HIGH-QUALITY CREDITS--The Investment Adviser's portfolio management team uses this approval list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.MANAGING INTEREST RATE RISK

 Three main steps are followed in seeking to manage interest rate risk:
 .ESTABLISH DURATION TARGET--Duration (a measure of portfolio price sensitivity to changes in interest rates) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .IMPLEMENT OPTIMUM PORTFOLIO STRUCTURE--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .CONDUCT RIGOROUS ANALYSIS OF NEW SECURITIES--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. MANAGING LIQUIDITY

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC FINANCIAL DATA UNIVERSAL AVERAGES. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").
  .TAXABLE FUNDS: Prime Obligations, Money Market, Treasury Obligations and
   Government Funds.
  .TAX-ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.
  .TAX-EXEMPT FUND: Tax-Free Money Market Fund.
 .THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liqui-dation privileges. The Funds are particularly suitable for banks, corpora-tions and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
  155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chart-ered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 .MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).

 .INVESTMENT RESTRICTIONS: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objec-tives and policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.
 .DIVERSIFICATION: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of the total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securi-ties" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.


 TAXABLE AND TAX-ADVANTAGED FUNDS:
 The Prime Obligations and Money Market Funds pursue their investment objec-tives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Mar-ket Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing in securities issued by the U.S. government, its agencies, authorities and instrumentali-ties and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 In order to obtain a rating from a rating organization, the Prime Obliga-tions, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

 TAX-EXEMPT FUND:
 The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semi-annual reports. For more infor-mation see Appendix A.

 Investment Policies Matrix



                         U.S. TREASURY U.S. GOVERNMENT            BANK               COMMERCIAL
  FUND                    OBLIGATIONS    SECURITIES           OBLIGATIONS              PAPER
 -------------------------------------------------------------------------------------------------
  Prime Obligations        ./1                .                    .                     .
                         /                                 U.S. banks only/2/
 -------------------------------------------------------------------------------------------------
  Money Market              ./1/              .                    .                     .
                                                        Over 25% of total assets  U.S. and foreign
                                                        must be invested in U.S.  (US$) commercial
                                                       and foreign (US$) banks/3/      paper
 -------------------------------------------------------------------------------------------------
  Treasury Obligations      ./4/
 -------------------------------------------------------------------------------------------------
  Treasury Instruments      ./4/
 -------------------------------------------------------------------------------------------------
  Government                ./1/             .
 -------------------------------------------------------------------------------------------------
  Federal                   ./1/             .

 -------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                                  .
                                                                                  Tax-exempt only
 -------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 1 Issued or guaranteed by the U.S. Treasury.
 2 Including foreign branches of U.S. banks.
 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for temporary defensive purposes, invest less than 25% of their total assets in bank obligations.
 4 Issued by the U.S. Treasury.
 5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 6 The Funds may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     SHORT-TERM
   OBLIGATIONS OF                       ASSET-BACKED AND       FOREIGN
  CORPORATIONS AND       REPURCHASE    RECEIVABLES-BACKED    GOVERNMENT
   OTHER ENTITIES        AGREEMENTS      SECURITIES/5/    OBLIGATIONS (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------

 Investment Policies Matrix continued



                        TAXABLE             TAX-EXEMPT            CUSTODIAL    UNRATED
   FUND                MUNICIPALS           MUNICIPALS            RECEIPTS  SECURITIES/9/ INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
 Prime Obligations        ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Money Market             ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Treasury Obligations
--------------------------------------------------------------------------------------------------------------
 Treasury Instruments


--------------------------------------------------------------------------------------------------------------
 Government                                                                                        .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Federal



--------------------------------------------------------------------------------------------------------------
 Tax-Free Money                                  .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
  7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.
  8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
  9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      PRIVATE                                SUMMARY OF
     ACTIVITY           CREDIT              TAXATION FOR
       BONDS          QUALITY/9/          DISTRIBUTIONS/14/                  MISCELLANEOUS
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and
                                    generally exempt from
                                    state taxation
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents
------------------------------------------------------------------------------------------------------
 (Does not          First/12/ or    Tax-exempt federal            May (but does not currently intend
 intend to          Second Tier/13/ and taxable state/16/         to) invest up to 20% in securities
 invest)/10/,/11/                                                 subject to AMT and may temporarily
                                                                  invest in the taxable money market
                                                                  instruments described herein
------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 14 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                               PRIME     MONEY    TREASURY
 . Applicable                OBLIGATIONS  MARKET  OBLIGATIONS
-- Not Applicable              FUND       FUND      FUND
------------------------------------------------------------
NAV                              .         .          .
Interest Rate                    .         .          .
Credit/Default                   .         .          .
Liquidity                        .         .          .
U.S. Government Securities       .         .         --
Concentration                   --         --        --
Foreign                         --         .         --
Banking Industry                --         .         --
Tax                             --         --        --
------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS


                                     TAX-FREE
   TREASURY                           MONEY
  INSTRUMENTS     GOVERNMENT FEDERAL  MARKET
     FUND            FUND     FUND     FUND
---------------------------------------------
        .             .         .       .
        .             .         .       .
        .             .         .       .
        .             .         .       .
       --             .         .       --
       --             --       --       .
       --             --       --       --
       --             --       --       --
       --             --       --       .
---------------------------------------------

Risks that apply to all Funds:

 .NAV RISK--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .INTEREST RATE RISK--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .CREDIT/DEFAULT RISK--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments which are backed by foreign letters of credit or guarantees.
 .LIQUIDITY RISK--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

 .U.S. GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

 .FOREIGN RISK--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

                                                    PRINCIPAL RISKS OF THE FUNDS


 .BANKING INDUSTRY RISK--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Free Money Market Fund:

 .CONCENTRATION RISK--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. .TAX RISK--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 Select Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (FST Shares) that is not offered in this Prospectus but would have similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. In reviewing this performance information, however, you should be aware that FST Shares are not subject to a service fee while Select Shares are subject to a service fee of .03 of 1%. If the expenses of the Select Shares were reflected, per-formance would be reduced.

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's FST Shares from year to year; and (b) the average annual returns of a Fund's FST Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.78%

 Worst Quarter:
 Q2 '93     0.78%


[CHART]


 AVERAGE ANNUAL TOTAL RETURN



1991     1992     1993     1994     1995     1996     1997     1998      1999
----     ----     ----     ----     ----     ----     ----     ----      ----
6.26%    3.88%    3.18%    4.28%    6.02%    5.41%    5.60%    5.55%     5.18%


  FOR THE PERIOD ENDED DECEMBER 31, 1999       1 YEAR 5 YEARS SINCE INCEPTION
 -----------------------------------------------------------------------------
  FST SHARES (Inception 3/8/90)                5.18%   5.55%       5.30%
 ----------------------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.52%

 Worst Quarter:
 Q2 '99     1.20%


[CHART]

 AVERAGE ANNUAL TOTAL RETURN


1995        1996        1997        1998      1999
----        ----        ----        ----      ----
6.07%       5.45%       5.63%       5.55%     5.18%


  FOR THE PERIOD ENDED DECEMBER 31, 1999       1 YEAR 5 YEARS SINCE INCEPTION
 -----------------------------------------------------------------------------
  FST SHARES (Inception 5/18/94)               5.18%   5.58%       5.50%
 -----------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Obligations Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 "91     1.65%

 Worst Quarter:
 Q2 "93     0.76%


[CHART]

 AVERAGE ANNUAL TOTAL RETURN



1991     1992     1993     1994     1995     1996     1997      1998     1999
----     ----     ----     ----     ----     ----     ----      ----     ----
6.08%    3.80%    3.12%    4.13%    5.96%    5.35%    5.50%     5.40%    4.88%


  FOR THE PERIOD ENDED DECEMBER 31, 1999        1 YEAR 5 YEARS SINCE INCEPTION
 ------------------------------------------------------------------------------
  FST SHARES (Inception 4/25/90)                4.88%   5.42%       5.14%
 ------------------------------------------------------------------------------

Treasury Instruments Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 "98     1.28%

 Worst Quarter:
 Q1 "99     1.07%


[CHART]

 AVERAGE ANNUAL TOTAL RETURN



1998       1999
----       ----
5.05%      4.60%


  FOR THE PERIOD ENDED DECEMBER 31, 1999            1 YEAR SINCE INCEPTION
 ---------------------------------------------------------------------------
  FST SHARES (Inception 3/3/97)                      4.60%       4.95%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Government Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.52%

 Worst Quarter:
 Q1 '94     0.79%


[CHART]

 AVERAGE ANNUAL TOTAL RETURN



1994       1995       1996       1997       1998       1999
----       ----       ----       ----       ----       ----
4.26%      6.00%      5.38%      5.54%      5.46%      5.03%


  FOR THE PERIOD ENDED DECEMBER 31, 1999       1 YEAR 5 YEARS SINCE INCEPTION
 ----------------------------------------------------------------------------
  FST SHARES (Inception 4/6/93)                5.03%   5.48%       5.04%
 ----------------------------------------------------------------------------

Federal Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.36%

 Worst Quarter:
 Q2 '99     1.18%


[CHART]

 AVERAGE ANNUAL TOTAL RETURN



1998       1999
----       ----
5.41%      5.05%


  FOR THE PERIOD ENDED DECEMBER 31, 1999           1 YEAR SINCE INCEPTION
--------------------------------------------------------------------------
  FST SHARES (Inception 2/28/97)                   5.05%       5.31%
 -------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Free Money Market Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.02%

 Worst Quarter:
 Q1 '99     0.68%


[CHART]

 AVERAGE ANNUAL TOTAL RETURN



1995       1996        1997       1998       1999
----       ----        ----       ----       ----
3.89%      3.39%       3.54%      3.34%      3.13%


  FOR THE PERIOD ENDED DECEMBER 31, 1999      1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------------------
  FST SHARES (Inception 7/19/94)              3.13%   3.46%       3.45%
 ---------------------------------------------------------------------------

Fund Fees and Expenses (Select Shares)

This table describes the fees and expenses that you would pay if you buy and hold Select Shares of a Fund.

                                                                PRIME    MONEY
                                                             OBLIGATIONS MARKET
                                                                FUND      FUND
-------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases                 None      None
Maximum Deferred Sales Charge (Load)                             None      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None      None
Redemption Fees                                                  None      None
Exchange Fees                                                    None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                             0.205%    0.205%
Select Service Fees/3/                                         0.030%    0.030%
Other Expenses4                                                0.020%    0.020%
-------------------------------------------------------------------------------
Total Fund Operating Expenses*                                 0.255%    0.255%
-------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limi-tations, the estimated "Other Expenses" and "Total
    Fund Operating Expenses" of the Funds which are actu-ally incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                               PRIME    MONEY
                                                            OBLIGATIONS MARKET
                                                               FUND      FUND
 -----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                           0.17%    0.17%
  Select Service Fees/3/                                       0.03%    0.03%
  Other Expenses/4/                                            0.01%    0.01%
 -----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers and
   expense limitations)                                        0.21%    0.21%
 -----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



   TREASURY          TREASURY                                                TAX-FREE
  OBLIGATIONS       INSTRUMENTS         GOVERNMENT         FEDERAL         MONEY MARKET
     FUND              FUND                FUND             FUND               FUND
---------------------------------------------------------------------------------------
      None              None                None             None               None
      None              None                None             None               None
      None              None                None             None               None
      None              None                None             None               None
      None              None                None             None               None
    0.205%            0.205%              0.205%           0.205%             0.205%
    0.030%            0.030%              0.030%           0.030%             0.030%
    0.020%            0.040%              0.020%           0.020%             0.020%
---------------------------------------------------------------------------------------
    0.255%            0.275%              0.255%           0.255%             0.255%
---------------------------------------------------------------------------------------




   TREASURY          TREASURY                                                TAX-FREE
  OBLIGATIONS       INSTRUMENTS         GOVERNMENT         FEDERAL         MONEY MARKET
     FUND              FUND                FUND             FUND               FUND
 --------------------------------------------------------------------------------------
     0.17%             0.17%              0.17%             0.17%             0.17%
     0.03%             0.03%              0.03%             0.03%             0.03%
     0.01%             0.01%              0.01%             0.01%             0.01%
 --------------------------------------------------------------------------------------
     0.21%             0.21%              0.21%             0.21%             0.21%
 --------------------------------------------------------------------------------------

Fund Fees and Expenses continued


 /1/The Funds' annual operating expenses are based on estimated amounts for the current fiscal year.
 /2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Funds equal to 0.035% of the Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FUNDS ARE 0.17% OF THE FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
 /3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Select Shares in connection with their custom-ers' accounts. Such fees may affect the return customers realize with respect to their investments.
 /4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, select service fees, tax-es, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Select Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------
PRIME OBLIGATIONS       $26     $82    $144     $324
------------------------------------------------------
MONEY MARKET            $26     $82    $144     $324
------------------------------------------------------
TREASURY OBLIGATIONS    $26     $82    $144     $324
------------------------------------------------------
TREASURY INSTRUMENTS    $28     $89    $155     $350
------------------------------------------------------
GOVERNMENT              $26     $82    $144     $324
------------------------------------------------------
FEDERAL                 $26     $82    $144     $324
------------------------------------------------------
TAX-FREE MONEY MARKET   $26     $82    $144     $324
------------------------------------------------------

Service Organizations that invest in Select Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Select Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensa-tion, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER



 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Invest-ment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of September 30, 1999, GSAM, along with other units of IMD, had assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

                                                               SERVICE PROVIDERS


 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's daily net assets):

                                          ACTUAL RATE FOR THE
                                          FISCAL YEAR ENDED
  FUND                   CONTRACTUAL RATE DECEMBER 31, 1998
 ------------------------------------------------------------
  Prime Obligations           0.205%             0.17%
 ------------------------------------------------------------
  Money Market                0.205%             0.17%
 ------------------------------------------------------------
  Treasury Obligations        0.205%             0.17%
 ------------------------------------------------------------
  Treasury Instruments        0.205%             0.17%
 ------------------------------------------------------------
  Government                  0.205%             0.17%
 ------------------------------------------------------------
  Federal                     0.205%             0.17%
 ------------------------------------------------------------
  Tax-Free Money Market       0.205%             0.17%
 ------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends


Dividends will be distributed to shareholders monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:


                       DIVIDEND DECLARATION TIME
FUND                        (NEW YORK TIME)
------------------------------------------------
PRIME OBLIGATIONS              5:00 p.m.
------------------------------------------------
MONEY MARKET                   4:00 p.m.
------------------------------------------------
TREASURY OBLIGATIONS           5:00 p.m.
------------------------------------------------
TREASURY INSTRUMENTS           4:00 p.m.
------------------------------------------------
GOVERNMENT                     5:00 p.m.
------------------------------------------------
FEDERAL                        4:00 p.m.
------------------------------------------------
TAX-FREE MONEY MARKET          4:00 p.m.
------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Treasury Obliga-tions and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Select Shares.

 HOW TO BUY SHARES


 How Can I Purchase Select Shares Of The Funds?
 Generally, Select Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Select Shares. These insti-tutions are called "Service Organizations." Customers of a Service Organiza-tion will normally give their purchase instructions to the Service Organiza-tion, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Select Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Serv-ice Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.



 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower -- 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs an Account Applica-tion.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); OR
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chicago,

  IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 IT IS STRONGLY RECOMMENDED THAT PAYMENT BE EFFECTED BY WIRING FEDERAL FUNDS TO NORTHERN.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  IF AN EFFECTIVE ORDER AND FEDERAL FUNDS ARE RECEIVED:    DIVIDENDS BEGIN:
 --------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS AND FEDERAL FUNDS:
   .By 3:00 p.m. New York time                            Same business day
   .After 3:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  PRIME OBLIGATIONS, GOVERNMENT AND TREASURY
   OBLIGATIONS FUNDS:
   .By 5:00 p.m. New York time                            Same business day
   .After 5:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
   .By 2:00 p.m. New York time                            Same business day
   .After 2:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Select Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.

                                                               SHAREHOLDER GUIDE

 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a select plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to .03 of 1% (on an annualized basis) of the average daily net assets of the Select Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

 In addition to Select Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Select Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 --------------------------------------------------------------
  Minimum initial investment      $10 million (may be allocated
                                  among the Funds)
 --------------------------------------------------------------
  Minimum account balance         $10 million
 --------------------------------------------------------------
  Minimum subsequent investments  None
 --------------------------------------------------------------

 A Service Organization may impose a minimum amount for initial and subse-quent investments in Select Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Select Shares held by non-complying accounts, and may impose a charge for any spe-cial services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Select Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

  FUND                                   NAV CALCULATED
 -----------------------------------------------------------------------------
  MONEY MARKET, FEDERAL, TAX-FREE MONEY  As of the close of regular trading of
   MARKET AND TREASURY INSTRUMENTS       the New York Stock Exchange
                                         (normally 4:00 p.m. New York time)
                                         on each business day
 -----------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY            As of 5:00 p.m. New York time
   OBLIGATIONS AND GOVERNMENT            on each business day
 -----------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Select Shares Of The Funds?
 Generally, Select Shares may be sold (redeemed) only through Service Organi-zations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS SELECT SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


  INSTRUCTIONS FOR
   REDEMPTIONS:
 ------------------------------------------------------
  BY WRITING:       Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 ------------------------------------------------------
  BY TELEPHONE:     1-800-621-2550
                    (8:00 a.m. 4:00 p.m. New York time)
 ------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege described in the Addi-tional Statement.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:

  REDEMPTION REQUEST RECEIVED      REDEMPTION PROCEEDS     DIVIDENDS
 -------------------------------------------------------------------------------
  MONEY MARKET, TREASURY
   INSTRUMENTS AND FEDERAL FUNDS:
 -------------------------------------------------------------------------------
   .By 3:00 p.m. New York time     Wired same business day Not earned on day
                                                           request is received
   .After 3:00 p.m. New York time  Wired next business day Earned on day request is received
 -------------------------------------------------------------------------------
  PRIME OBLIGATIONS, GOVERNMENT
   AND TREASURY OBLIGATIONS
   FUNDS:
 -------------------------------------------------------------------------------
   .By 5:00 p.m. New York time     Wired same business day Not earned on day
                                                           request is received
   .After 5:00 p.m. New York time  Wired next business day Earned on day request is received
 -------------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
 -------------------------------------------------------------------------------
   .By 1:00 p.m. New York time     Wired same business day Not earned on day
                                                           request is received
   .After 1:00 p.m. New York time  Wired next business day Earned on day request is received
 -------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Redemptions?

 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Select Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to purchase suf-ficient additional shares of the Fund in order to avoid such redemption.
 .Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Select Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  INSTRUCTIONS FOR
   EXCHANGES:
 ------------------------------------------------------------------
  BY WRITING:       .Write a letter of instruction that includes:
                    .The recordholder name(s) and signature(s)
                    .The account number
                    .The Fund names and Class of Shares
                    .The dollar amount to be exchanged
                    .Mail the request to:
                     Goldman Sachs Funds
                     4900 Sears Tower - 60th Floor
                     Chicago, IL 60606-6372
 ------------------------------------------------------------------
  BY TELEPHONE:     If you have elected the telephone
                    exchange privilege on your Account Application:
                    .1-800-621-2550
                     (8:00 a.m. to 4:00 p.m. New York time)
 ------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

                                                               SHAREHOLDER GUIDE


 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Select Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Select Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax advisor about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

TAXES ON DISTRIBUTIONS: Except for the Tax-Exempt Fund, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distribu-tions from the Tax-Exempt Fund that are designated as "exempt interest divi-dends" are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Money Market Fund may be a preference item when determining your fed-eral alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Free Money Market Fund generally will not be deductible for federal income tax purposes.

OTHER INFORMATION: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. To the extent that a type of security or technique is discussed in this Appendix but was not listed in the Investment Policies Matrix under "Principal Investment Strategies," it is a secondary type of investment. Additional infor-mation is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain funda-mental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifi-cally designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

U.S. TREASURY OBLIGATIONS AND U.S. GOVERNMENT SECURITIES. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

COMMERCIAL PAPER. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or

                                                                      APPENDIX A

bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Funds, foreign issuers.

SHORT-TERM OBLIGATIONS. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

FOREIGN GOVERNMENT OBLIGATIONS AND RELATED FOREIGN RISKS. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority

                                                                      APPENDIX A

for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, there-fore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and float-ing rate securities.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

INDUSTRIAL DEVELOPMENT BONDS. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

OTHER MUNICIPAL OBLIGATION POLICIES. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

CUSTODIAL RECEIPTS. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other

                                                                      APPENDIX A

investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of cred-it, which will ordinarily be irrevocable, both of which may be issued by domes-tic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase when-issued securities and make contract to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

BORROWINGS. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

DOWNGRADED SECURITIES. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The data with respect to a share (of the Class specified) of the Funds outstanding for the period ended June 30, 1999 is unaudited. The remaining data has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge). During the periods shown the Trust did not offer Select Shares of the Funds. Accordingly, there are no financial highlights for this Class.

 PRIME OBLIGATIONS FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOMEA   SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
1999 - FST Shares                             $1.00     $0.02       $(0.02)
1999 - FST Preferred Shares                    1.00      0.02        (0.02)
1999 - FST Administration Shares               1.00      0.02        (0.02)
1999 - FST Service Shares                      1.00      0.02        (0.02)
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              1.00      0.05        (0.05)
1998 - FST Preferred Shares                    1.00      0.05        (0.05)
1998 - FST Administration Shares               1.00      0.05        (0.05)
1998 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST Shares                              1.00      0.05        (0.05)
1997 - FST Preferred Shares                    1.00      0.05        (0.05)
1997 - FST Administration Shares               1.00      0.05        (0.05)
1997 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST Shares                              1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration Shares               1.00      0.05        (0.05)
1996 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST Shares                              1.00      0.06        (0.06)
1995 - FST Administration Shares               1.00      0.06        (0.06)
1995 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                              1.00      0.04        (0.04)
1994 - FST Administration Shares               1.00      0.04        (0.04)
1994 - FST Service Shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1994 - FST Shares                              1.00      0.03        (0.03)
1994 - FST Administration Shares               1.00      0.03        (0.03)
1994 - FST Service Shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURNB  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00     4.95%c  $4,954,432     0.18%c       4.84%c      0.22%c       4.80%c
   1.00     4.84c      108,915     0.28c        4.75c       0.32c        4.71c
   1.00     4.69c      589,731     0.43c        4.58c       0.47c        4.54c
   1.00     4.43c      491,757     0.68c        4.33c       0.72c        4.29c
---------------------------------------------------------------------------------
   1.00     5.55     5,831,773     0.18         5.39        0.24         5.33
   1.00     5.45       132,558     0.28         5.26        0.34         5.20
   1.00     5.29       331,196     0.43         5.14        0.49         5.08
   1.00     5.03       336,205     0.68         4.89        0.74         4.83
---------------------------------------------------------------------------------
   1.00     5.60     3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50       152,767     0.28         5.38        0.33         5.33
   1.00     5.34       241,607     0.43         5.22        0.48         5.17
   1.00     5.08       176,133     0.68         4.97        0.73         4.92
---------------------------------------------------------------------------------
   1.00     5.41     3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c      127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14       215,898     0.43         5.06        0.48         5.01
   1.00     4.88       115,114     0.68         4.78        0.73         4.73
---------------------------------------------------------------------------------
   1.00     6.02     3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75       147,894     0.43         5.59        0.47         5.55
   1.00     5.49        65,278     0.68         5.33        0.72         5.29
---------------------------------------------------------------------------------
   1.00     4.38c    2,774,849     0.18c        4.38c       0.24c        4.32c
   1.00     4.12c       66,113     0.43c        4.18c       0.49c        4.12c
   1.00     3.86c       41,372     0.68c        3.98c       0.74c        3.92c
---------------------------------------------------------------------------------
   1.00     3.18     1,831,413     0.17         3.11        0.25         3.03
   1.00     2.92        35,250     0.42         2.86        0.50         2.78
   1.00     2.66        14,001     0.67         2.61        0.75         2.53
---------------------------------------------------------------------------------

 MONEY MARKET FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOMEA   SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
1999 - FST Shares                              $1.00     $0.02       $(0.02)
1999 - FST Preferred Shares                     1.00      0.02        (0.02)
1999 - FST Administration Shares                1.00      0.02        (0.02)
1999 - FST Service Shares                       1.00      0.02        (0.02)
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                               1.00      0.05        (0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997 - FST Shares                               1.00      0.06        (0.06)
1997 - FST Preferred Shares                     1.00      0.05        (0.05)
1997 - FST Administration Shares                1.00      0.05        (0.05)
1997 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996 - FST Shares                               1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                             1.00      0.03        (0.03)
1996 - FST Administration Shares                1.00      0.05        (0.05)
1996 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995 - FST Shares                               1.00      0.06        (0.06)
1995 - FST Administration Shares                1.00      0.06        (0.06)
1995 - FST Service Shares (commenced July
 14)                                            1.00      0.02        (0.02)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1994 - FST Shares (commenced May 18)            1.00      0.03        (0.03)
1994 - FST Administration Shares (commenced
 May 20)                                        1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURNB  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00     4.96%c  $6,114,786     0.18%c       4.85%c      0.22%c       4.81%c
   1.00     4.85c      276,924     0.28c        4.74c       0.32c        4.70c
   1.00     4.70c      415,669     0.43c        4.60c       0.47c        4.56c
   1.00     4.44c      290,549     0.68c        4.36c       0.72c        4.32c
---------------------------------------------------------------------------------
   1.00     5.55     4,995,782     0.18         5.40        0.23         5.35
   1.00     5.45        93,218     0.28         5.30        0.33         5.25
   1.00     5.29       399,474     0.43         5.16        0.48         5.11
   1.00     5.03       496,520     0.68         4.86        0.73         4.81
---------------------------------------------------------------------------------
   1.00     5.63     4,346,519     0.18         5.50        0.23         5.45
   1.00     5.53        20,258     0.28         5.44        0.33         5.39
   1.00     5.37       221,256     0.43         5.26        0.48         5.21
   1.00     5.11       316,304     0.68         4.99        0.73         4.94
---------------------------------------------------------------------------------
   1.00     5.45     2,540,366     0.18         5.33        0.23         5.28
   1.00     5.31c       17,510     0.28c        5.23c       0.33c        5.18c
   1.00     5.19       165,766     0.43         5.04        0.48         4.99
   1.00     4.93       234,376     0.68         4.84        0.73         4.79
---------------------------------------------------------------------------------
   1.00     6.07     2,069,197     0.15         5.89        0.23         5.81
   1.00     5.80       137,412     0.40         5.61        0.48         5.53
   1.00     5.41c        4,219     0.65c        4.93c       0.73c        4.85c
---------------------------------------------------------------------------------
   1.00     4.91c      862,971     0.11c        4.88c       0.25c        4.74c
   1.00     4.65c       66,560     0.36c        4.82c       0.50c        4.68c
---------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOMEA   SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
1999 - FST Shares                             $1.00     $0.02       $(0.02)
1999 - FST Preferred Shares                    1.00      0.02        (0.02)
1999 - FST Administration Shares               1.00      0.02        (0.02)
1999 - FST Service Shares                      1.00      0.02        (0.02)
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              1.00      0.05        (0.05)
1998 - FST Preferred Shares                    1.00      0.05        (0.05)
1998 - FST Administration Shares               1.00      0.05        (0.05)
1998 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST Shares                              1.00      0.05        (0.05)
1997 - FST Preferred Shares                    1.00      0.05        (0.05)
1997 - FST Administration Shares               1.00      0.05        (0.05)
1997 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST Shares                              1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration Shares               1.00      0.05        (0.05)
1996 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST Shares                              1.00      0.06        (0.06)
1995 - FST Administration Shares               1.00      0.06        (0.06)
1995 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                              1.00      0.04        (0.04)
1994 - FST Administration Shares               1.00      0.04        (0.04)
1994 - FST Service Shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1994 - FST Shares                              1.00      0.03        (0.03)
1994 - FST Administration Shares               1.00      0.03        (0.03)
1994 - FST Service Shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURNB  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00     4.70%c  $2,107,663     0.18%c       4.58%c      0.23%c       4.53%c
   1.00     4.59c      160,761     0.28c        4.48c       0.33c        4.43c
   1.00     4.44c    1,117,591     0.43c        4.33c       0.48c        4.28c
   1.00     4.18c      541,561     0.68c        4.08c       0.73c        4.03c
---------------------------------------------------------------------------------
   1.00     5.40     3,521,389     0.18         5.22        0.23         5.17
   1.00     5.29       285,240     0.28         5.20        0.33         5.15
   1.00     5.14     1,080,454     0.43         4.94        0.48         4.89
   1.00     4.87       501,619     0.68         4.69        0.73         4.64
---------------------------------------------------------------------------------
   1.00     5.50     2,217,943     0.18         5.36        0.23         5.31
   1.00     5.40       245,355     0.28         5.32        0.33         5.27
   1.00     5.24       738,865     0.43         5.12        0.48         5.07
   1.00     4.98       312,991     0.68         4.87        0.73         4.82
---------------------------------------------------------------------------------
   1.00     5.35     2,291,051     0.18         5.22        0.24         5.16
   1.00     5.24c       46,637     0.28c        5.11c       0.34c        5.05c
   1.00     5.09       536,895     0.43         4.97        0.49         4.91
   1.00     4.83       220,560     0.68         4.72        0.74         4.66
---------------------------------------------------------------------------------
   1.00     5.96     1,587,715     0.18         5.73        0.23         5.68
   1.00     5.69       283,186     0.43         5.47        0.48         5.42
   1.00     5.43       139,117     0.68         5.21        0.73         5.16
---------------------------------------------------------------------------------
   1.00     4.23c      958,196     0.18c        4.13c       0.25c        4.06c
   1.00     3.97c       82,124     0.43c        4.24c       0.50c        4.17c
   1.00     3.71c       81,162     0.68c        3.82c       0.75c        3.75c
---------------------------------------------------------------------------------
   1.00     3.11       812,420     0.17         3.01        0.24         2.94
   1.00     2.85        24,485     0.42         2.76        0.49         2.69
   1.00     2.60        35,656     0.67         2.51        0.74         2.44
---------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOMEA   SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
1999 - FST Shares                              $1.00     $0.02       $(0.02)
1999 - FST Preferred Shares                     1.00      0.02        (0.02)
1999 - FST Administration Shares                1.00      0.02        (0.02)
1999 - FST Service Shares                       1.00      0.02        (0.02)
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
1998 - FST Shares                               1.00      0.05        (0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced March 3)           1.00      0.04        (0.04)
1997 - FST Preferred Shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997 - FST Administration Shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service Shares (commenced
 March 5)                                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                       NET
                    ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET              END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT            OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL      (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURNB   000'S)      ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     4.43%c  $221,188      0.18%c       4.32%c      0.24%c       4.26%c
   1.00     4.33c        145      0.28c        4.25c       0.34c        4.19c
   1.00     4.17c     73,598      0.43c        4.08c       0.49c        4.02c
   1.00     3.91c     10,658      0.68c        3.82c       0.74c        3.76c
--------------------------------------------------------------------------------
   1.00     5.05     822,207      0.18         4.74        0.29         4.63
   1.00     4.94           2      0.28         4.68        0.39         4.57
   1.00     4.79      23,676      0.43         4.62        0.54         4.51
   1.00     4.53      17,128      0.68         4.37        0.79         4.26
--------------------------------------------------------------------------------
   1.00     5.25c    496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c          2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c      4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c     20,177      0.68c        4.62c       0.79c        4.51c
--------------------------------------------------------------------------------

 GOVERNMENT FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOMEA   SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
1999 - FST Shares                             $1.00     $0.02       $(0.02)
1999 - FST Preferred Shares                    1.00      0.02        (0.02)
1999 - FST Administration Shares               1.00      0.02        (0.02)
1999 - FST Service Shares                      1.00      0.02        (0.02)
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              1.00      0.05        (0.05)
1998 - FST Preferred Shares                    1.00      0.05        (0.05)
1998 - FST Administration Shares               1.00      0.05        (0.05)
1998 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST Shares                              1.00      0.05        (0.05)
1997 - FST Preferred Shares                    1.00      0.05        (0.05)
1997 - FST Administration Shares               1.00      0.05        (0.05)
1997 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST Shares                              1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration Shares               1.00      0.05        (0.05)
1996 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST Shares                              1.00      0.06        (0.06)
1995 - FST Administration Shares               1.00      0.06        (0.06)
1995 - FST Service Shares (commenced May
 16)                                           1.00      0.03        (0.03)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                              1.00      0.04        (0.04)
1994 - FST Administration Shares               1.00      0.04        (0.04)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1993 - FST Shares (commenced April 6)          1.00      0.03        (0.03)
1993 - FST Administration Shares (com-
 menced September 1)                           1.00      0.01        (0.01)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B



                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURNB  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00     4.83%c  $1,718,308     0.18%c       4.73%c      0.22%c       4.69%c
   1.00     4.72c      209,501     0.28c        4.63c       0.32c        4.59c
   1.00     4.57c      495,994     0.43c        4.47c       0.47c        4.43c
   1.00     4.31c      923,119     0.68c        4.21c       0.72c        4.17c
---------------------------------------------------------------------------------
   1.00     5.46     1,563,875     0.18         5.32        0.23         5.27
   1.00     5.36       245,628     0.28         5.15        0.33         5.10
   1.00     5.20       407,363     0.43         5.06        0.48         5.01
   1.00     4.94       699,481     0.68         4.83        0.73         4.78
---------------------------------------------------------------------------------
   1.00     5.54     1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43         7,147     0.28         5.34        0.34         5.28
   1.00     5.28       299,804     0.43         5.15        0.49         5.09
   1.00     5.02       580,200     0.68         4.91        0.74         4.85
---------------------------------------------------------------------------------
   1.00     5.38       858,769     0.18         5.25        0.24         5.19
   1.00     5.26c          112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12       145,108     0.43         5.01        0.49         4.95
   1.00     4.86       223,554     0.68         4.74        0.74         4.68
---------------------------------------------------------------------------------
   1.00     6.00       743,884     0.18         5.81        0.24         5.75
   1.00     5.74        82,386     0.43         5.54        0.49         5.48
   1.00     5.40c       14,508     0.68c        5.08c       0.74c        5.02c
---------------------------------------------------------------------------------
   1.00     4.36c      258,350     0.15c        4.64c       0.25c        4.54c
   1.00     4.10c       54,253     0.40c        4.67c       0.50c        4.57c
---------------------------------------------------------------------------------
   1.00     3.14c       44,697     0.08c        3.10c       0.59c        2.59c
   1.00     2.87c       14,126     0.35c        2.85c       0.76c        2.44c
---------------------------------------------------------------------------------

 FEDERAL FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOMEA   SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
1999 - FST Shares                              $1.00     $0.02       $(0.02)
1999 - FST Preferred Shares                     1.00      0.02        (0.02)
1999 - FST Administration Shares                1.00      0.02        (0.02)
1999 - FST Service Shares                       1.00      0.02        (0.02)
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
1998 - FST Shares                               1.00      0.05        (0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced February 28)       1.00      0.05        (0.05)
1997 - FST Preferred Shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997 - FST Administration Shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service Shares (commenced March
 25)                                            1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL  OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURNB (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     4.83c  $2,352,991     0.18%c       4.72%c      0.22%c       4.68%c
   1.00     4.73c      29,403     0.28c        4.63c       0.32c        4.59c
   1.00     4.57c     565,274     0.43c        4.48c       0.47c        4.44c
   1.00     4.31c     374,544     0.68c        4.22c       0.72c        4.18c
--------------------------------------------------------------------------------
   1.00     5.41    2,346,254     0.18         5.24        0.24         5.18
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND



                             NET ASSET
                             VALUE AT     NET     DISTRIBUTIONS
                             BEGINNING INVESTMENT      TO
                             OF PERIOD  INCOMEA   SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
1999 - FST Shares              $1.00     $0.01       $(0.01)
1999 - FST Preferred Shares     1.00      0.01        (0.01)
1999 - FST Administration
 Shares                         1.00      0.01        (0.01)
1999 - FST Service Shares       1.00      0.01        (0.01)
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares               1.00      0.03        (0.03)
1998 - FST Preferred Shares     1.00      0.03        (0.03)
1998 - FST Administration
 Shares                         1.00      0.03        (0.03)
1998 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1997 - FST Shares               1.00      0.04        (0.04)
1997 - FST Preferred Shares     1.00      0.03        (0.03)
1997 - FST Administration
 Shares                         1.00      0.03        (0.03)
1997 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1996 - FST Shares               1.00      0.03        (0.03)
1996 - FST Preferred Shares
 (commenced May 1)              1.00      0.02        (0.02)
1996 - FST Administration
 Shares                         1.00      0.03        (0.03)
1996 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - FST Shares               1.00      0.04        (0.04)
1995 - FST Administration
 Shares                         1.00      0.04        (0.04)
1995 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1994 - FST Shares (com-
 menced July 19)                1.00      0.02        (0.02)
1994 - FST Administration
 Shares (commenced August
 1)                             1.00      0.01        (0.01)
1994 - FST Service Shares
 (commenced September 23)       1.00      0.01        (0.01)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURNB  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00     2.98%c  $1,570,136     0.18%c       2.95%c      0.23%c       2.90%c
   1.00     2.88c       65,156     0.28c        2.87c       0.33c        2.82c
   1.00     2.72c      128,730     0.43c        2.67c       0.48c        2.62c
   1.00     2.47c       50,441     0.68c        2.44c       0.73c        2.39c
---------------------------------------------------------------------------------
   1.00     3.34     1,456,002     0.18         3.28        0.23         3.23
   1.00     3.24        20,882     0.28         3.17        0.33         3.12
   1.00     3.08       146,800     0.43         3.04        0.48         2.99
   1.00     2.83        50,990     0.68         2.77        0.73         2.72
---------------------------------------------------------------------------------
   1.00     3.54       939,407     0.18         3.50        0.24         3.44
   1.00     3.43        35,152     0.28         3.39        0.34         3.33
   1.00     3.28       103,049     0.43         3.27        0.49         3.21
   1.00     3.02        42,578     0.68         3.01        0.74         2.95
---------------------------------------------------------------------------------
   1.00     3.39       440,838     0.18         3.35        0.23         3.30
   1.00     3.30c       28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13        51,661     0.43         3.10        0.48         3.05
   1.00     2.88        19,855     0.68         2.85        0.73         2.80
---------------------------------------------------------------------------------
   1.00     3.89       448,367     0.14         3.81        0.24         3.71
   1.00     3.63        20,939     0.39         3.54        0.49         3.44
   1.00     3.38        19,860     0.64         3.32        0.74         3.22
---------------------------------------------------------------------------------
   1.00     3.41c      183,570     0.07c        3.42c       0.31c        3.18c
   1.00     3.19c        2,042     0.32c        3.25c       0.56c        3.01c
   1.00     3.11c        2,267     0.57c        3.32c       0.81c        3.08c
---------------------------------------------------------------------------------

Index

 1 General Investment Management Approach

 5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

14 Fund Performance

22 Fund Fees And Expenses

26 Service Providers

29 Dividends

31 Shareholder Guide
   31 How to Buy Shares
   35 How to Sell Shares

40 Taxation

41 Appendix A
   Additional Information on Portfolio Risks, Securities and Techniques

49 Appendix B
   Financial Highlights

Financial Square Funds
Prospectus (FST Select Shares)


 FOR MORE INFORMATION


 Annual/Semi-annual Report
 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Pub-lic Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

         The Funds' investment company registration number is 811-5349.


FSPROSELECT

                        GOLDMAN SACHS MONEY MARKET FUNDS
                                 GOLDMAN SACHS
                             FINANCIAL SQUARE FUNDS


--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                   FST SHARES
                               FST SERVICE SHARES
                           FST ADMINISTRATION SHARES
                              FST PREFERRED SHARES
                               FST SELECT SHARES

--------------------------------------------------------------------------------

Goldman Sachs Trust (the "Trust") is an open-end, management investment company (or mutual fund) which includes the Goldman Sachs - Financial Square Funds.
This Statement of Additional Information relates solely to the offering of FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares of: Goldman Sachs - Financial Square Prime Obligations Fund ("FS Prime Obligations Fund"), Goldman Sachs - Financial Square Money Market Fund ("FS Money Market Fund"), Goldman Sachs - Financial Square Premium Money Market Fund ("FS Premium Fund"), Goldman Sachs - Financial Square Treasury Obligations Fund ("FS Treasury Obligations Fund"), Goldman Sachs - Financial Square Treasury Instruments Fund ("FS Treasury Instruments Fund"), Goldman Sachs - Financial Square Government Fund ("FS Government Fund"), Goldman Sachs - Financial Square Federal Fund ("FS Federal Fund"), Goldman Sachs - Financial Square Tax-Free Money Market Fund ("FS Tax-Free Fund") and Goldman Sachs - Financial Square Municipal Money Market Fund ("FS Municipal Fund"), and FST Select Shares of FS Prime Obligations Fund, FS Money Market Fund, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund, FS Federal Fund and FS Tax-Free Fund (individually, a "Fund," collectively the "Financial Square Funds" or the "Series").

Goldman Sachs Asset Management ("GSAM" or the "Investment Adviser"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Series' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Series.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. Service organizations and other

Goldman Sachs clients will be assigned an Account Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, service organizations and other Goldman Sachs clients can call their AA through a toll-free number to place purchase or redemption orders or to obtain Series and account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide service organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows service organizations to purchase and redeem shares and also obtain Series and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with each Prospectus relating to the FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares each dated May 1, 1999 and FST Select Shares dated January 31, 2000 and as may be further amended and supplemented from time to time. A copy of the Prospectuses may be obtained without charge from service organizations, or by calling Goldman, Sachs Co. at 1-800-621-2550 or by writing Goldman, Sachs Co., 4900 Sears Tower, Chicago, Illinois 60606.

The audited financial statements and related report of Arthur Andersen LLP, independent public accountants, for each Series contained in each Series' 1998 Annual Report is incorporated herein by reference in the section "Financial Statements." No other portions of the Series' Annual Reports are incorporated by reference. Unaudited financial statements for each Series for the six months ended June 30, 1999 are also attached hereto and incorporated by reference herein.

The date of this Additional Statement is January 31, 2000.

                               TABLE OF CONTENTS


                                                          Page in
                                                       Additional
                                                      Information
                                                      -----------

INVESTMENT POLICIES AND PRACTICES OF THE SERIES.........        1
INVESTMENT LIMITATIONS..................................       14
TRUSTEES AND OFFICERS...................................       19
THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT..       28
PORTFOLIO TRANSACTIONS..................................       34
NET ASSET VALUE.........................................       36
REDEMPTIONS.............................................       37
CALCULATION OF YIELD QUOTATIONS.........................       38
TAX INFORMATION.........................................       45
ORGANIZATION AND CAPITALIZATION.........................       49
CUSTODIAN AND SUBCUSTODIAN..............................       54
INDEPENDENT ACCOUNTANTS.................................       54
FINANCIAL STATEMENTS....................................       54
OTHER INFORMATION.......................................       55
ADMINISTRATION PLANS....................................       56
SERVICE PLANS...........................................       58
SELECT PLANS............................................       61
APPENDIX A..............................................      A-1
APPENDIX B..............................................      B-1

                INVESTMENT POLICIES AND PRACTICES OF THE SERIES


          Each Series is a separate pool of assets which pursues its investment objective through separate investment policies. Each Series is a diversified, open-end, management investment company. Capitalized terms used but not defined herein have the same meaning as in the Prospectus. The following discussion elaborates on the description of each Series' investment policies and practices contained in the Prospectus:

U.S. Government Securities

          U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

          Each Series may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Custodial Receipts

          Each Series (other than FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund, and FS Federal Fund) may also acquire securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

Bank and Corporate Obligations

          Each Series (other than FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Series consists of direct U.S. dollar-denominated obligations of domestic or, in the case of FS Money Market Fund and FS Premium Fund, foreign issuers. Bank obligations in which the Series may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

          Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

          The FS Money Market Fund and FS Premium Fund will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) these Funds may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Funds may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

          The FS Prime Obligations Fund, FS Money Market Fund, and FS Premium Fund, may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (with respect to the FS Money Market Fund and FS Premium Fund) or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Series will be regarded as illiquid.

Repurchase Agreements

          Each Series (other than the FS Treasury Instruments Fund) may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with such primary dealers. A repurchase agreement is an arrangement under which the purchaser (i.e., the Series) purchases a U.S. Government Security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

          Custody of the Obligation will be maintained by the Series' custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Obligation subject to the repurchase agreement. The value of the purchased securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

          Repurchase agreements pose certain risks for all entities, including the Series, that utilize them. Such risks are not unique to the Series but are inherent in repurchase agreements. The Series seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

          For purposes of the Investment Company Act of 1940, as amended (the "Act"), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Series to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Series subject to a repurchase agreement as being owned by the Series or as being collateral for a loan by the Series to the seller.

          If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Series does not have a perfected security interest in the Obligation, the Series may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Series would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Series utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

          Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Series may encounter delay and
incur costs before being able to sell the security.   Such a delay may involve
loss of interest or a decline in the value of the Obligation.

          Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Series will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

          Each Series may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Series (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

          In addition, each Series (other than the FS Treasury Instruments
Fund), together with other registered investment companies having management agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Foreign Securities

          The FS Money Market Fund and FS Premium Fund may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks which have more than $1 billion in total assets at the time of purchase, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. The FS Prime Obligations Fund may invest in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by U.S. branches of foreign banks. The FS Tax-Free Fund and FS Municipal Fund may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the FS Money Market Fund and FS Premium Fund are restricted to purchasing U.S. dollar-denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers.

          Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may
be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

Asset-Backed and Receivables-Backed Securities

          The FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Series' investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Series' other investments.

          Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Series may invest in these and other types of asset-backed securities that may be developed in the future. This Additional Statement will be amended or supplemented as necessary to reflect the FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund's intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Series will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

          As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile Receivablessm ("CARSsm") and interests in pools of credit card receivables. CARSsm represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSsm are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARSsm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

          Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

          The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund to dispose of any then existing holdings of such securities.

          To the extent consistent with its investment objectives and policies, each of the FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund may invest in new types of mortgage related securities and in other asset-backed securities that may be developed in the future.

Forward Commitments and When-Issued Securities

          Each Series may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Series to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

          A Series will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after entering into it. A Series also may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. The Series may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining a Series' average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

          When a Series purchases securities on a when-issued or forward commitment basis, the Series will segregate cash or liquid assets having a value (determined daily) at least equal to the amount of the Series' purchase commitments. Alternatively, a Series may enter into off-setting contracts for the forward sale of other securities that it owns. In the case of a forward commitment to sell portfolio securities subject to such commitment, the Series will segregate the portfolio securities while the commitment is outstanding. These procedures are designed to ensure that the Series will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Amount Master Demand Notes

          Each Series (other than the FS Treasury Obligations Fund, FS Treasury Instruments Fund and FS Federal Fund) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Series may invest in them only if the Investment Adviser believes that the notes are of comparable quality to the other obligations in which that Series may invest.

Variable Rate and Floating Rate Obligations

          The interest rates payable on certain fixed income securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

          Each Series (other than the FS Treasury Obligations Fund, FS Treasury Instruments Fund and FS Federal Fund) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit a Series to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

          The terms of the variable or floating rate demand instruments that a Series may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven
days' notice.   Others, such as instruments with quarterly or semi-annual
interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Series instructs otherwise. The Trust, on behalf of the Series, intends to exercise the demand only (1) upon a default under the terms of the debt security; (2) as needed to provide liquidity to a Series; (3) to maintain the respective quality standards of a Series' investment portfolio; or
(4) to attain a more optimal portfolio structure. A Series will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Series, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Series may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets a Series' quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Series. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Series.

          As stated in the Prospectuses, the Series may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Series must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Series will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Series' investments in such instruments will be subject to the limitation on illiquid investments.

          Each Series (other than FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Series with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Restricted and Other Illiquid Securities

          A Series may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Series will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and restricted securities. The Board of Trustees has adopted guidelines under which the Investment Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including securities issued under Rule 144A and commercial paper issued under Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Investment Adviser will monitor each Series' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Municipal Obligations

          The FS Prime Obligations Fund, FS Money Market Fund, FS Premium Fund, FS Tax-Free Fund and FS Municipal Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds." The FS Prime Obligations Fund, FS Premium Fund and FS Money Market Fund may invest in municipal obligations when yields on such securities are attractive compared to other taxable investments.

          Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

          Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Series which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

          Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

          General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public
purposes.   The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

          Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

          Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Each Series (other than the FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government and FS Federal Funds) may invest in private activity bonds.

The FS Municipal Fund may invest up to 100% of its assets in private activity bonds. The FS Tax-Free Fund does not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax. If such policy should change in the future, such investments would not exceed 20% of the net assets of the FS Tax-Free Fund under normal market conditions. The FS Tax-Free Fund and FS Municipal Fund do not intend to invest more than 25% of the value of their respective total assets in private activity bonds or similar obligations where non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

          Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Series may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Series may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Series may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Series' commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

          The Series which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

          The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Series. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Series' credit quality requirements, to be inadequate.

          Although the FS Tax-Free Fund and FS Municipal Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Investment Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Series will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The FS Tax-Free Fund and FS Municipal Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

          In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

          The FS Tax-Free Fund and FS Municipal Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

          For the purpose of investment restrictions of the Series, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

          An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Series. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

          Municipal obligations purchased for a Series may be subject to the Series' policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to each Series' investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

          Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Standby Commitments

          In order to enhance the liquidity, stability or quality of municipal obligations, the FS Prime Obligations Fund, FS Money Market Fund, FS Premium Fund, FS Tax-Free Fund and FS Municipal Fund each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price which a Series pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

          Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Series. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Series.

          Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the FS Tax-Free Fund and FS Municipal Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to a Series nor has any Series assumed that such commitments will continue to be available under all market conditions.

Borrowings

     Each Series can borrow money from banks in amounts not exceeding one-third of its total assets. Borrowings involve leveraging. If the securities held by a Series decline in value while these transactions are outstanding, the Series' market value will decline in value by proportionately more than the decline in value of the securities.


                             INVESTMENT LIMITATIONS

          The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed with respect to any Series without the approval of the majority of outstanding voting securities of that Series. The investment objective of each Series and all other investment policies or practices of the Series, except as stated in this paragraph, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As a matter of fundamental policy, at least 80% of the net assets of each of the FS Tax-Free Fund and FS Municipal Fund will ordinarily be invested in municipal obligations, the interest from which is in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. Each of these two Series may temporarily invest in taxable money market instruments.

          As defined in the Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, "a majority of the outstanding voting securities" of a Series means the lesser of (1) 67% of the shares of that Series present at a meeting if the holders of more than 50% of the outstanding shares of that Series are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Series. Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Series, with the exception of borrowings permitted by Investment Restriction (3).

          Accordingly, the Trust may not, on behalf of any Series (except for FS Government Fund):

          (1) Make any investment inconsistent with the Series' classification as a diversified company under the Act. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

          (2) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Series (other than the FS Money Market Fund and FS Premium Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. Each of FS Money Market Fund and FS Premium Fund may concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, each of FS Money Market Fund and FS Premium Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

          (3) Borrow money, except that (a) the Series may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Series may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Series may purchase securities on margin to the extent permitted by applicable law.

          (4) Make loans, except (a) through the purchase of debt obligations in accordance with each Series' investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) with respect to the Financial Square Funds, loans of securities as permitted by applicable law.

          (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Series may be deemed to be an underwriting.

          (6) Purchase, hold or deal in real estate, although the Series may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Series as a result of the ownership of securities.

          (7) Invest in commodities or commodity contracts, except that the Series may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) Issue senior securities to the extent such issuance would violate applicable law.

     FS Government Fund may not:

          (1) With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Series in the securities of any one issuer, except U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

          (2) With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Series would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

          (3) Borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Series is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Series' assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending.

          (4) Mortgage, pledge or hypothecate its assets except to secure permitted borrowings.

          (5) Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Series' investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

          (6) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Series reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government Securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government Securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Investment Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

          (7) Issue senior securities, except as appropriate to evidence indebtedness that a Series is permitted to incur and except for shares of existing or additional series of the Trust.

          (8) Purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Series as a result of the ownership of securities.

          (9) Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and entry into repurchase agreements in accordance with such Series' investment objective and policies may be deemed to be loans.

          (10) Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Series may acquire puts in connection with the acquisition of a debt instrument).

          (11) Invest in other companies for the purpose of exercising control or management.

          Each Series except the FS Treasury Obligations Fund, FS Treasury Instruments Fund and FS Federal Fund, may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Series.

          As money market funds, the Series must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act. While a detailed and technical rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in a Series' portfolio may not exceed 397 days and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectuses). Each Series, other than the FS Tax-Free Fund and FS Municipal Fund (the "Tax-Exempt Series"), as a matter of non-fundamental policy, only invests in First Tier securities. Portfolio diversification. The FS Prime Obligations, FS Money Market, FS Premium, FS Treasury Obligations, FS Treasury Instruments, FS Government, FS Federal, FS Tax-Free and FS Municipal Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Series may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Series, no more than 10% of the Series' total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. In the case of the Tax-Exempt Series (which are the only Series that are permitted to invest in Second Tier securities), subject to certain exceptions immediately after the acquisition of a demand feature or guarantee that is a Second Tier security, no more than 5% of the Tax-Exempt Series' total assets may be invested in securities or demand features or guarantees issued by the institution that issued the demand feature or guarantee. The Tax-Exempt Series' investment in Second Tier securities that are conduit securities (which, generally, are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security) that are not U.S. Government Securities or securities with a guarantee by a non-controlled person, may not exceed 1% of the Series' total assets. Also, the Tax-Exempt Series' investment in Second Tier conduit securities of all issuers combined may not exceed 5% of the Series' total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO are "First Tier securities." Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier securities are "Second Tier securities." Unrated securities may also be First Tier or Second Tier securities if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include S&P, Moody's, Duff and Phelps, Inc., Fitch IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

          "Value" for the purposes of all investment restrictions means the value used in determining a Series' net asset value. "U.S. Government Securities" shall mean securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

          In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the Financial Square Funds which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Series:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 10% of a Series' net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) Purchase additional securities if the Series' borrowings exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                             TRUSTEES AND OFFICERS

     The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Series daily business operations.

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                             Positions                   Principal Occupation(s)
And Address                           With Trust                    During Past 5 Years
---------------------------  ----------------------------  --------------------------------------
Ashok N. Bakhru, 57          Chairman                      Chairman of the Board and Trustee -
P.O. Box 143                 & Trustee                     Goldman Sachs Variable Insurance
Lima, PA  19037                                            Trust (registered investment company)
                                                           (since October 1997); President, ABN
                                                           Associates (July 1994 to March 1996
                                                           and November 1998 to present);
                                                           Executive Vice President - Finance
                                                           and Administration and Chief
                                                           Financial Officer, Coty Inc.
                                                           (Manufacturer of Fragrances and
                                                           Cosmetics) (April 1996-November
                                                           1998); Senior Vice President of Scott
                                                           Paper Company (until June 1994);
                                                           Director of Arkwright Mutual
                                                           Insurance Company (1994-present);
                                                           Trustee of International House of
                                                           Philadelphia (1989-present); Member
                                                           of Cornell University Council
                                                           (1992-present); Trustee of the Walnut
                                                           Street Theater (1992-present);
                                                           Director, Private Equity Investors -
                                                           III (since November 1998); and
                                                           Trustee, Citizens Scholarship
                                                           Foundation of America (since 1998).



*David B. Ford, 53           Trustee                       Trustee - Goldman Sachs Variable
32 Old Slip                                                Insurance Trust (registered
New York, NY 10005                                         investment company) (since October
                                                           1997); Director, Commodities Corp.
                                                           LLC (futures and commodities traders)
                                                           (since April 1997); Managing
                                                           Director, J. Aron & Company
                                                           (commodity dealer and risk

Name, Age                             Positions                   Principal Occupation(s)
And Address                           With Trust                    During Past 5 Years
---------------------------  ----------------------------  --------------------------------------
                                                           management adviser) (since November 1996);
                                                           Managing Director, Goldman, Sachs &
                                                           Co. Investment Banking Division
                                                           (since November 1996); Chief
                                                           Executive Officer and Director, CIN
                                                           Management (investment adviser)
                                                           (since August 1996); Chief Executive
                                                           Officer & Managing Director and
                                                           Director, Goldman Sachs Asset
                                                           Management International (since
                                                           November 1995 and December 1994,
                                                           respectively); Co-Head, Goldman Sachs
                                                           Asset Management Group (since
                                                           November 1995); Co-Head and Director,
                                                           Goldman Sachs Funds Management, L.P.
                                                           (since November 1995 and December
                                                           1994, respectively); and Chairman and
                                                           Director, Goldman Sachs Asset
                                                           Management Japan Limited (since
                                                           November 1994).


*Douglas C. Grip, 37         Trustee &                     Trustee and President - Goldman Sachs
32 Old Slip                  President                     Variable Insurance Trust (registered
New York, NY 10005                                         investment company) (since October
                                                           1997); Managing Director, Goldman
                                                           Sachs Asset Management Group (since
                                                           November 1997); President, Goldman
                                                           Sachs Funds Group (since April 1996);
                                                           and President, MFS Retirement
                                                           Services Inc., of Massachusetts
                                                           Financial Services (prior thereto).




*John P. McNulty, 47         Trustee                       Trustee - Goldman Sachs Variable
32 Old Slip                                                Insurance Trust (registered
New York, NY  10005                                        investment company) (since October
                                                           1997); Managing Director, Goldman,
                                                           Sachs & Co. (since November 1996);
                                                           General Partner, J. Aron & Company
                                                           (since November 1995); Director and
                                                           Co-Head, Goldman Sachs Funds
                                                           Management, L.P. (since November
                                                           1995); Director, Goldman Sachs Asset
                                                           Management International (since
                                                           January 1996); Co-Head, GSAM

Name, Age                             Positions                   Principal Occupation(s)
And Address                           With Trust                    During Past 5 Years
---------------------------  ----------------------------  --------------------------------------
                                                           (November 1995 to present); Director,
                                                           Global Capital Reinsurance
                                                           (insurance) (since 1989); Director,
                                                           Commodities Corp. LLC (since April
                                                           1997); and Limited Partner of
                                                           Goldman, Sachs & Co. (1994-November
                                                           1995); and Trustee, Trust for Credit
                                                           Unions (registered investment
                                                           company) (since January 1996).



Mary P. McPherson, 64        Trustee                       Trustee - Goldman Sachs Variable
The Andrew W. Mellon                                       Insurance Trust (registered
  Foundation                                               investment company) (since October
140 East 62nd Street                                       1997); Vice President and Senior
New York, NY  10021                                        Program Officer, The Andrew W. Mellon
                                                           Foundation (provider of grants for
                                                           conservation, environmental and
                                                           educational purposes) (since October
                                                           1997); President of Bryn Mawr College
                                                           (1978-1997); Director, Smith College
                                                           (since 1998); Director, Josiah Macy,
                                                           Jr. Foundation (health education
                                                           programs) (since 1977); Director of
                                                           the Philadelphia Contributionship
                                                           (insurance) (since 1985); Director,
                                                           Amherst College (1986-1998);
                                                           Director, Dayton Hudson Corporation
                                                           (general merchandising retailing)
                                                           (1988-1997); Director of The Spencer
                                                           Foundation (educational research)
                                                           (since 1993); and member of PNC
                                                           Advisory Board (banking) (since 1993).

Name, Age                             Positions                   Principal Occupation(s)
And Address                           With Trust                    During Past 5 Years
---------------------------  ----------------------------  --------------------------------------
*Alan A. Shuch, 50           Trustee                       Trustee - Goldman Sachs Variable
32 Old Slip                                                Insurance Trust (registered
New York, NY 10005                                         investment company) (since October
                                                           1997); Limited Partner, Goldman,
                                                           Sachs & Co. (since December 1994);
                                                           Consultant to GSAM (since December
                                                           1994); Director, Chief Operating
                                                           Officer and Vice President of Goldman
                                                           Sachs Funds Management, L.P. (from
                                                           November 1993-November 1994);
                                                           Chairman, and Director, Goldman Sachs
                                                           Asset Management - Japan Limited
                                                           (November 1993-November 1994);
                                                           Director, Goldman Sachs Asset
                                                           Management International (November
                                                           1993-November 1994); and General
                                                           Partner, Goldman, Sachs & Co.
                                                           Investment Banking Division (December
                                                           1986-November 1994).


Jackson W. Smart, Jr. 69     Trustee                       Trustee - Goldman Sachs Variable
One Northfield Plaza                                       Insurance Trust (registered
Suite 218                                                  investment company) (since October
Northfield, IL 60093                                       1997); Chairman, Executive Committee
                                                           and Director, First Commonwealth,
                                                           Inc. (a managed dental care company)
                                                           (since January 1996); Chairman and
                                                           Chief Executive Officer, MSP
                                                           Communications Inc. (a company
                                                           engaged in radio broadcasting)
                                                           (October 1988-December 1997);
                                                           Director, Federal Express Corporation
                                                           (NYSE) (since 1976); and Director,
                                                           Evanston Hospital Corporation (since
                                                           1980).


William H. Springer, 70      Trustee                       Trustee - Goldman Sachs Variable
701 Morningside Drive                                      Insurance Trust (registered
Lake Forest, IL 60045                                      investment company) (since October
                                                           1997); Director, The Walgreen Co. (a
                                                           retail drug store business) (since
                                                           April 1988); Director of Baker,
                                                           Fentress & Co. (a closed-end,
                                                           non-diversified management investment
                                                           company) (April 1992 to present); and

Name, Age                             Positions                   Principal Occupation(s)
And Address                           With Trust                    During Past 5 Years
---------------------------  ----------------------------  --------------------------------------
                                                           Chairman and Trustee, Northern
                                                           Institutional Funds (since April
                                                           1984).


Richard P. Strubel, 60       Trustee                       Trustee - Goldman Sachs Variable
737 N. Michigan Ave.                                       Insurance Trust (registered
Suite 1405                                                 investment company) (since October
Chicago, IL 60611                                          1997); Director, Gildan Activewear
                                                           Inc. (since February 1999); Director
                                                           of Kaynar Technologies, Inc. (since
                                                           March 1997); Managing Director,
                                                           Tandem Partners, Inc. (since 1990);
                                                           President and Chief Executive
                                                           Officer, Microdot, Inc. (a
                                                           diversified manufacturer of fastening
                                                           systems and connectors) (January 1984
                                                           to October 1994); and Trustee,
                                                           Northern Institutional Funds (since
                                                           December 1982).



*Nancy L. Mucker, 50         Vice President                Vice President - Goldman Sachs
4900 Sears Tower                                           Variable Insurance Trust (registered
Chicago, IL  60606                                         investment company) (since 1997);
                                                           Vice President, Goldman, Sachs & Co.
                                                           (since April 1985).


*John M. Perlowski, 35       Treasurer                     Treasurer - Goldman Sachs Variable
32 Old Slip                                                Insurance Trust (registered
New York, NY  10005                                        investment company) (since 1997);
                                                           Vice President, Goldman, Sachs & Co.
                                                           (since July 1995); and Banking
                                                           Director, Investors Bank and Trust
                                                           (November 1993 to July 1995).



*James A. Fitzpatrick, 39    Vice President                Vice President - Goldman Sachs
4900 Sears Tower                                           Variable Insurance Trust (registered
Chicago, IL  60606                                         investment company) (since October
                                                           1997); Managing Director (since 1999)
                                                           and Vice President, Goldman, Sachs &
                                                           Co. (since 1998); Vice President of
                                                           GSAM (since April 1997); and Vice
                                                           President and General Manager, First
                                                           Data Corporation - Investor Services
                                                           Group (1994 to 1997).

Name, Age                             Positions                   Principal Occupation(s)
And Address                           With Trust                    During Past 5 Years
---------------------------  ----------------------------  --------------------------------------
*Jesse Cole, 36              Vice President                Vice President - Goldman Sachs
4900 Sears Tower                                           Variable Insurance Trust (registered
Chicago, IL  60606                                         investment company) (since 1998);
                                                           Vice President, GSAM (since June
                                                           1998); Vice President, AIM Management
                                                           Group, Inc. (investment adviser)
                                                           (April 1996-June 1998); and Assistant
                                                           Vice President, The Northern Trust
                                                           Company (June 1987-April 1996).


*Philip V. Giuca, Jr., 37    Assistant Treasurer           Assistant Treasurer - Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since 1997); and
                                                           Vice President, Goldman, Sachs & Co.
                                                           (May 1992-Present).



*Adrien Deberghes, 31        Assistant Treasurer           Assistant Treasurer - Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since 1999);
                                                           Vice President, Mutual Fund
                                                           Administration GSAM (since 1998); and
                                                           Senior Associate, GSAM (1997-1998).



*Michael J. Richman, 39      Secretary                     Secretary - Goldman Sachs Variable
85 Broad Street                                            Insurance Trust (registered
New York, NY  10004                                        investment company) (since 1997);
                                                           General Counsel of the Funds Group of
                                                           GSAM (since December 1997); Associate
                                                           General Counsel of GSAM (February
                                                           1994 to December 1997); Counsel to
                                                           the Funds Group, GSAM (June 1992 to
                                                           December 1997); Associate General
                                                           Counsel, Goldman Sachs (since
                                                           December 1998); Vice President of
                                                           Goldman Sachs (since June 1992); and
                                                           Assistant General Counsel of Goldman
                                                           Sachs (June 1992 to December 1998).

Name, Age                             Positions                   Principal Occupation(s)
And Address                           With Trust                    During Past 5 Years
---------------------------  ----------------------------  --------------------------------------
*Howard B. Surloff, 34       Assistant Secretary           Assistant Secretary - Goldman Sachs
85 Broad Street                                            Variable Insurance Trust (registered
New York, NY 10004                                         investment company) (since 1997);
                                                           Assistant General Counsel, GSAM and
                                                           Associate General Counsel to the
                                                           Funds Group (since December 1997);
                                                           Assistant General Counsel and Vice
                                                           President, Goldman, Sachs & Co.
                                                           (since November 1993 and May 1994,
                                                           respectively ); Counsel to the Funds
                                                           Group, GSAM (since November 1993);
                                                           and Associate of Shereff Friedman,
                                                           Hoffman & Goodman (October 1990 to
                                                           November 1993).



*Valerie A. Zondorak, 34     Assistant Secretary           Assistant Secretary - Goldman Sachs
85 Broad Street                                            Variable Insurance Trust (registered
New York, NY 10004                                         investment company) (since 1997);
                                                           Assistant General Counsel, GSAM and
                                                           Assistant General Counsel to the
                                                           Funds Group (since December 1997);
                                                           Vice President and Counsel, Goldman,
                                                           Sachs & Co. (since March 1997);
                                                           Assistant General Counsel, Goldman
                                                           Sachs (since December 1997); Counsel
                                                           to the Funds Group, GSAM (March
                                                           1997-December 1997); and Associate of
                                                           Shereff, Friedman, Hoffman & Goodman
                                                           (September 1990 to February 1997).

Name, Age                             Positions                   Principal Occupation(s)
And Address                           With Trust                    During Past 5 Years
---------------------------  ----------------------------  --------------------------------------
*Deborah Farrell, 28         Assistant Secretary           Assistant Secretary - Goldman Sachs
85 Broad Street                                            Variable Insurance Trust (registered
New York, NY 10004                                         investment company) (since 1997);
                                                           Legal Products Analyst, Goldman,
                                                           Sachs & Co. (since December 1998);
                                                           Legal Assistant, Goldman, Sachs & Co.
                                                           (January 1996 to December 1998);
                                                           Assistant Secretary to the Funds
                                                           Group (1996 to present); Executive
                                                           Secretary, Goldman, Sachs & Co.
                                                           (January 1994 to January 1996); and
                                                           Legal Secretary, Cleary Gottlieb,
                                                           Steen and Hamilton (September 1990 to
                                                           January 1994).



*Kaysie P. Uniacke, 38       Assistant Secretary           Assistant Secretary - Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since 1997);
                                                           Managing Director, GSAM (since 1997);
                                                           Vice President and Senior Portfolio
                                                           Manager, GSAM (since 1988 to 1997).



*Elizabeth D. Anderson, 30   Assistant Secretary           Assistant Secretary - Goldman Sachs
32 Old Slip                                                Variable Insurance Trust (registered
New York, NY 10005                                         investment company) (since 1997);
                                                           Portfolio Manager, GSAM (since April
                                                           1996); Junior Portfolio Manager, GSAM
                                                           (1995 to April 1996); Funds Trading
                                                           Assistant, GSAM (1993-1995);
                                                           Compliance Analyst, Prudential
                                                           Insurance (1991-1993).



*Amy E. Belanger, 30         Assistant Secretary           Assistant Secretary - Goldman Sachs
85 Broad Street                                            Variable Insurance Trust (registered
New York, NY  10004                                        investment company) (since 1999);
                                                           Vice President, Goldman, Sachs & Co.
                                                           (since June 1999); Counsel, Goldman
                                                           Sachs (since 1998); and Associate of
                                                           Dechert Price & Rhoads (September
                                                           1996-March 1998).



          Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the Investment Adviser and/or distributor. As of November 1, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each of the Series.

          The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

          The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1998:


                                                          Pension or                    Total
                                                          Retirement                Compensation
                                                           Benefits                 from Goldman
                                    Aggregate             Accrued as             Sachs Trust and the
                                   Compensation             Part of              Goldman Sachs Funds
                                     from the               Series'            complex (including the
Name of Trustee                      Series/2/             Expenses                   Series)/3/
------------------------------  ------------------  -----------------------  ---------------------------
Ashok N. Bakhru/1/                      $37,006.82              $0                     $117,065
David B. Ford                                    0              $0                            0
Douglas C. Grip                                  0              $0                            0
John P. McNulty                                  0              $0                            0
Mary P. McPherson                        27,409.34              $0                       90,875
Alan A. Shuch                                    0              $0                            0
Jackson W. Smart, Jr.                    26,468.14              $0                       84,875
William H. Springer                      26,468.14              $0                       84,875
Richard P. Strubel                       26,468.14              $0                       84,875

--------------------------------------------------------------------------------
/1/       Includes compensation as Chairman of the Board of Trustees.

/2/ Reflects amount paid by the Series during the fiscal year ended December 31, 1998.

/3/ The Goldman Sachs Funds Complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 45 mutual funds, including the 17 money market funds, on December 31, 1998. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds on December 31, 1998.

             THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT

The Investment Adviser

          GSAM, a unit of the Investment Management Division of Goldman Sachs, acts as the Investment Adviser to the Series. Under the Management Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Series, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Series, acts as Investment Adviser and directs the investments of the Series. In addition, GSAM administers the Series' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical, recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly, at an annual rate of .205% of each Financial Square Fund's average daily net assets, respectively. GSAM has agreed to reduce or otherwise limit the operating expenses of the respective Series, excluding taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses, on an annualized basis, as described in the Series Prospectus. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Series' estimated annualized expense ratio and the expense limit for that Series. This amount will be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed to waive a portion of its management fee for each Financial Square Fund during the fiscal year ended December 31, 1998. Goldman Sachs has agreed to permit the Financial Square Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Financial Square Fund's name for as long as the Management Agreement is in effect.

          Goldman Sachs has authorized any of its directors, partners, officers and employees who have been elected or appointed to the position of Trustee or officer of the Trust to serve in the capacities in which they have been elected and appointed.

          The Trust, on behalf of each Series, is responsible for all expenses other than those expressly borne by GSAM under the Series' Management Agreement. The expenses borne by shares of each Series include, without limitation, the fees payable to GSAM, the fees and expenses under the Trust's distribution, administration and service plans, the fees and expenses of the Series' custodian, fees and expenses of the Series' transfer agent, filing fees for the registration or qualification of shares under federal or state securities laws, expenses of the organization of the Series, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Series for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Series), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to shareholders and regulatory authorities, its proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Series.

          The FS Management Agreement entered into on behalf of the Financial Square Funds was most recently approved by the Trustees, including the "non-interested" Trustees, on April 27, 1999. The Financial Square Funds' shareholders approved the FS Management Agreement on April 21, 1997. The FS Management Agreement will remain in effect until June 30, 2000 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Financial Square Fund (as defined in the Act) and, in either case, by a majority of "non-interested" Trustees.

          Prior to May 1, 1997, the Financial Square Funds then in operation had separate investment advisory and administration agreements. Effective May 1, 1997 the services under such agreements were combined in the Management Agreement (the "FS Management Agreement"). The services required to be performed for the Financial Square Funds and the combined advisory and administration fees payable by the Financial Square Funds under the former advisory and administration agreements are identical to the services and fees under the FS Management Agreement. For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amounts of the management fee (including both advisory and administration fees) incurred by each Financial Square Fund (other than the FS Municipal Fund, which had not yet commenced operations) were as follows:



              Financial Square Fund                            1998                 1997                1996
--------------------------------------------------     --------------------  ------------------  ------------------
FS Prime Obligations Fund                                    $ 9,711,034          $8,706,734          $8,504,328
FS Money Market Fund                                          10,320,883           8,298,316           5,131,644
FS Premium Fund(1)                                               619,192              50,146                 N/A
FS Treasury Obligations Fund                                   7,933,124           5,329,826           4,121,944
FS Treasury Instruments Fund(1)                                  733,510             383,414                 N/A
FS Government Fund                                             4,643,079           3,562,882           2,179,655
FS Federal Fund(1)                                             4,301,134           1,623,443                 N/A
FS Tax-Free Fund                                               2,406,049           1,405,152             930,176

_______________________

(1) FS Premium Fund, FS Treasury Instruments Fund and FS Federal Fund commenced operations on August 1, 1997, March 3, 1997 and February 28, 1997, respectively.


      During the periods presented, GSAM agreed voluntarily that it would not impose a portion of its management fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Series for the periods indicated:



              Financial Square Fund                          1998                 1997                1996
--------------------------------------------------   --------------------  ------------------  ------------------

FS Prime Obligations Fund                                    $1,999,543          $1,792,563          $1,750,891
FS Money Market Fund                                          2,124,889           1,708,477           1,142,133
FS Premium Fund(1)                                              224,125             104,092                 N/A
FS Treasury Obligations Fund                                  1,633,292           1,097,197             848,635
FS Treasury Instruments Fund(1)                                 151,018              80,267                 N/A
FS Government Fund                                              955,928             733,442             448,753
FS Federal Fund(1)                                              885,516             344,281                 N/A
FS Tax-Free Money Market Fund                                   494,669             289,296             219,242

__________________________

(1) FS Premium Fund, FS Treasury Instruments Fund and FS Federal Fund commenced operations on August 1, 1997, March 3, 1997 and February 28, 1997, respectively.

      In addition, GSAM assumed certain expenses related to the operations of each Financial Square Fund during various periods of 1998, 1997 and 1996 to the extent such expenses would have caused each Fund's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Series would have incurred the following additional expenses:



          Financial Square Fund                    1998                 1997                1996
-----------------------------------------  --------------------  ------------------  ------------------
FS Prime Obligations Fund                             $957,241            $718,967            $637,605
FS Money Market Fund                                   412,192             791,686             456,796
FS Premium Fund(1)                                     310,832             164,216                 N/A
FS Treasury Obligations Fund                           694,383             574,345             551,885
FS Treasury Instruments Fund(1)                        298,407             162,710                 N/A
FS Government Fund                                     319,735             512,637             352,113
FS Federal Fund(1)                                     384,419             567,341                 N/A
FS Tax-Free Money Market Fund                          183,532             166,670              83,097

__________________________

(1) FS Premium Fund, FS Treasury Instruments Fund and FS Federal Fund commenced operations on August 1, 1997, March 3, 1997 and February 28, 1997, respectively.


      The FS Management Agreement provides that GSAM shall not be liable to a Financial Square Fund for any error of judgment by GSAM or for any loss sustained by the Financial Square Fund except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The FS Management Agreement also provides that it shall terminate automatically if assigned and that they may be terminated with respect to any particular Financial Square Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Financial Square Fund on 60 days' written notice to GSAM or by GSAM without penalty at any time on (60 days) written notice to the Trust.

      In managing the Goldman Sachs Money Market Funds, GSAM will draw upon the Goldman Sachs Credit Department. The Credit Department provides credit risk management for our portfolios through a team of 108 professionals who contribute a combination of industry analysis, fund-specific expertise and global capacity (through their local presence in foreign markets). The credit department continuously monitors all issuers approved for investment by the money market funds by monitoring news stories, business developments, financial information and ratings, as well as occasional discussion with issuer management and rating agency analysts. The Credit Department receives rating agency reports and rating change information electronically and via fax as well as reports from Goldman's Research Department. Specifically with respect to managing the FS Tax-Free Fund and FS Municipal Fund, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

The Distributor and Transfer Agent

      Goldman Sachs, 85 Broad Street, New York, NY 10004 acts as principal underwriter and distributor of each Series' shares. Shares of the Series are offered and sold on a continuous basis by Goldman Sachs, acting as agent. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 27, 1999. Goldman Sachs also serves as the Series' transfer agent. Goldman Sachs provides customary transfer agency services to the Series, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. Goldman Sachs currently imposes no fees under its transfer agency agreement with the Financial Square Funds.

      Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created division includes GSAM. GSAM, 32 Old Slip, New York, NY 10005, acts as investment adviser to the Series. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of September 30, 1999, GSAM, along with other units of the IMD had assets under management of approximately $203 billion.

      Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed
      -------------------------------------------------------------------------
by Goldman Sachs.  The involvement of the Investment Adviser and Goldman Sachs
----------------
and their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Series or impede their investment activities.

      Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates have proprietary interests in, and may manage or advise accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Series and/or which engage in transactions in the same types of securities, currencies and instruments as the Series. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Series invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Series invest, which could have an adverse impact on each Series' performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Series' transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Series, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Series.

      From time to time, the Series' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

      In connection with their management of the Series, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Series in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Series and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Series.

      The results of each Series' investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a

Series. Moreover, it is possible that a Series will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

      An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Series' activities, but will not be involved in the day-to-day management of such Series. In such instances, those individuals may, as a result, obtain information regarding the Series' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Series invests.

      In addition, certain principals and certain of the employees of the Investment Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Series should be aware.

      The Investment Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Series, and such party may have no incentive to assure that the Series obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Series invest or which may be based on the performance of a Series. The Series may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Series. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Series will deal with Goldman Sachs and its affiliates on an arms-length basis.

      Each Series will be required to establish business relationships with its counterparties based on the Series' own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Series' establishment of its business relationships, nor is it expected that a Series' counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Series' creditworthiness.

      From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Series in order to increase the assets of the Series. Increasing a Series' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Series' expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Series acquired for its own account. A large redemption of shares of a Series by Goldman Sachs could significantly reduce the asset size of the Series, which might have an adverse effect on a Series' investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Series and other shareholders in deciding whether to redeem its shares.

      It is possible that a Series' holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Series' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Series' Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Series.


                             PORTFOLIO TRANSACTIONS

      GSAM places the portfolio transactions of the Series and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Series and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Series are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

      Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Series buy, hold or sell. An order has been granted by the SEC under the Act which permits the Series to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Series may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

      Under the Act, the Series are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under the Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Series' ability to purchase debt securities in the primary market may from time to time be limited.

      In certain instances there may be securities which are suitable for more than one Series as well as for one or more of the other clients of GSAM. Investment decisions for each Series and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same Investment Adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Series is concerned. Each Series believes that over time its ability to participate in volume transactions will produce better executions for the Series.

     During the fiscal year ended December 31, 1998, the Series acquired and sold securities of their regular broker/dealers: Donaldson, Lufkin and Jenrette, Swiss Bank Corp., Salomon Smith Barney, Lehman Brothers, Deutsche Bank, CS First Boston, Barclays Bank, Bear Stearns Companies, Nationsbank and Morgan Stanley Dean Witter.

      As of December 31, 1998, each Financial Square Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Financial Square Prime
Obligations: Donaldson, Lufkin & Jenrette ($152,967), Swiss Bank Corp. ($95,099), Salomon Smith Barney ($178,933), Deutshe Bank ($39,430), Bear Stearns Companies ($50,000), Nationsbank ($88,758), Morgan Stanley Dean Witter ($226,264); Financial Square Money Market: Donaldson, Lufkin & Jenrette ($13,749), Swiss Bank Corp. ($17,102), Salomon Smith Barney ($104,178), Deutsche Bank ($50,000), C.S. First Boston ($179,305), Barclays Bank ($149,944),
Nationsbank ($49,992), Morgan Stanley Dean Witter ($164,132); Financial Square Treasury Obligations: Donaldson, Lufkin & Jenrette ($637,373), Swiss Bank Corp. ($792,822), Salomon Smith Barney ($235,000), Lehman Brothers ($235,000),
Deutsche Bank ($235,000), C.S. First Boston ($235,000), Barclays Bank ($235,000), Bear Stearns Companies ($235,000), Nationsbank ($235,000), Morgan Stanley Dean Witter ($240,000); Financial Square Government: Donaldson, Lufkin & Jenrette ($141,117), Swiss Bank Corp. ($148,341), Deutsche Bank ($11,266),
Nationsbank ($218,218), Morgan Stanley Dean Witter ($29,148); Financial Square Premium Fund: Donaldson, Lufkin & Jenrette ($74,892), Swiss Bank Corp. ($91,358), Salomon Smith Barney ($4,949), Deutsche Bank ($7,815), C.S. First Boston ($10,000), Barclays Bank ($4,998), Nationsbank ($4,554), Morgan Stanley Dean Witter ($17,228).

                                NET ASSET VALUE

      The net asset value per share of each Series (except for FS Prime Obligations Fund, FS Premium Fund, FS Treasury Obligations Fund and FS Government Fund) is determined by the Series' custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) (in the case of the FS Prime Obligations Fund, FS Premium Fund, FS Treasury Obligations Fund, and FS Government Fund, net asset value is determined normally, but not always, at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

      In the event that the New York Stock Exchange adopts different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Series may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

      Each Series' securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per share, which the Board of Trustees has determined to be in the best interest of each Series and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Series would receive if it sold the instrument. During such periods, the yield to an investor in a Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Series may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Series would be able to obtain a somewhat higher yield if he or she purchased shares of the Series on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Series would receive less investment income. The converse would apply in a period of rising interest rates.

      The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Series by the Trustees, at such intervals as they deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Series may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Series' shares.

      In order to continue to use the amortized cost method of valuation for each Series' investments, the Series must comply with Rule 2a-7. See "Investment Restrictions."

      The proceeds received by each Series for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Series and constitute the underlying assets of that Series. The underlying assets of each Series will be segregated on the books of account, and will be charged with the liabilities in respect to such Series and with a share of the general liabilities of the Trust. Expenses with respect to the Series are to be allocated in proportion to the net asset values of the respective Series except where allocations of direct expenses can otherwise be fairly made. In addition, within each Series, FST Shares, FST Administration Shares, FST Service Shares, FST Preferred Shares and FST Select Shares (if any) will be subject to different expense structures (see "Organization and Capitalization").


                                  REDEMPTIONS

      The Trust may suspend the right of redemption of shares of a Series and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted,
(ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Series' shares.

      The Trust agrees to redeem shares of each Series solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Series' portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

      A FST shareholder of any Financial Square Fund with balances in excess of $100 million may elect to have a special account with State Street for the purpose of redeeming shares from its account in that Series by check. When State Street receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

      The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder's account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

      Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or shareholders in general. The Trust and State Street reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Series.


                        CALCULATION OF YIELD QUOTATIONS

      From time to time, each Series may advertise its yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return. Yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return are calculated separately for each class of shares of a Series. Each type of share is subject to different fees and expenses and may have differing yields for the same period.

      Each Series' yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

      The yield of a Series refers to the income generated by an investment in that Series over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The yield quotation is computed as follows: the net change, exclusive of capital changes and income other than investment income (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Series.

      Each Series also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

      Effective Yield = [(base period return + 1)to the power of 365/7] - 1

      The effective yield will be slightly higher than the yield because of the compounding effect of reinvestment.

      The FS Treasury Instruments Fund, FS Federal Fund, FS Tax-Free Fund and FS Municipal Fund may also advertise a tax-equivalent yield and tax-equivalent effective yield. Tax-equivalent yield is computed by dividing that portion of a Series' yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt. Tax-equivalent effective yield is computed by dividing that portion of a Series' effective yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of the Series that is not tax-exempt.

      Total return is determined by computing the percentage change in value of $1,000 invested at the maximum public offering price for a specified period, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Series may furnish total return calculations based on cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

      Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the investment results for a Series are based on historical performance and will fluctuate from time to time. Any presentation of a Series' yield, effective yield, tax-equivalent yield, tax-equivalent effective yield or total return for any prior period should not be considered a representation of what an investment may earn or what a Series' yield, effective yield, tax equivalent yield, tax equivalent effective yield or total return may be in any future period. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Series. The return of a Series may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

      FST Select Shares of the Financial Square Funds are new and have no performance history. The yield performance below is for other classes of shares that would have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. In reviewing this performance information you should be aware that FST Shares have no service fee, FST Administration Shares have a .25% administration fee, FST Service Shares have a
 .50% service fee and FST Preferred Shares have a .10% preferred administration fees while FST Select Shares have a service fee of .03%. As of the date of this Additional Statement, the FS Municipal Fund had not commenced operations.

      The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund for the seven-day period ended June 30, 1999 were as follows:



                                                                                       Tax-Equivalent        Tax-Equivalent
                                                   Yield          Effective Yield           Yield            Effective Yield
                                                   -----          ---------------           -----            ---------------

FS Prime Obligations Fund:
FST Shares                                         4.85%              4.97%                  N/A                   N/A
FST Administration Shares                          4.60%              4.71%                  N/A                   N/A
FST Service Shares                                 4.35%              4.45%                  N/A                   N/A
FST Preferred Shares                               4.75%              4.36%                  N/A                   N/A

FS Money Market Fund:
FST Shares                                         4.84%              4.96%                  N/A                   N/A
FST Administration Shares                          4.59%              4.70%                  N/A                   N/A
FST Service Shares                                 4.34%              4.44%                  N/A                   N/A
FST Preferred Shares                               4.74%              4.86%                  N/A                   N/A

FS Premium Fund:
FST Shares                                         4.76%              4.87%                  N/A                   N/A
FST Administration Shares                          4.51%              4.61%                  N/A                   N/A
FST Service Shares                                 4.26%              4.35%                  N/A                   N/A
FST Preferred Shares                               4.66%              4.76%                  N/A                   N/A

FS Treasury Obligations Fund:
FST Shares                                         4.65%              4.76%                  N/A                   N/A
FST Administration Shares                          4.40%              4.50%                  N/A                   N/A
FST Service Shares                                 4.15%              4.24%                  N/A                   N/A
FST Preferred Shares                               4.55%              4.65%                  N/A                   N/A

FS Treasury Instruments Fund:
FST Shares                                         4.32%              4.41%                  N/A                   N/A
FST Administration Shares                          4.07%              4.15%                  N/A                   N/A
FST Service Shares                                 3.82%              3.89%                  N/A                   N/A
FST Preferred Shares                               4.22%              4.31%                  N/A                   N/A



                                                                                       Tax-Equivalent        Tax-Equivalent
                                                   Yield          Effective Yield           Yield            Effective Yield
                                                   -----          ---------------           -----            ---------------
FS Government Fund:
FST Shares                                         4.76%              4.88%                  N/A                   N/A
FST Administration Shares                          4.51%              4.62%                  N/A                   N/A
FST Service Shares                                 4.26%              4.36%                  N/A                   N/A
FST Preferred Shares                               4.66%              4.77%                  N/A                   N/A

FS Federal Shares:
FST Shares                                         4.76%              4.87%                  N/A                   N/A
FST Administration Shares                          4.51%              4.61%                  N/A                   N/A
FST Service Shares                                 4.26%              4.35%                  N/A                   N/A
FST Preferred Shares                               4.66%              4.77%                  N/A                   N/A

FS Tax-Free Fund:
FST Shares                                         3.43%              3.49%                 5.68%                 5.78%
FST Administration Shares                          3.18%              3.23%                 5.26%                 5.35%
FST Service Shares                                 2.93%              2.97%                 4.85%                 4.92%
FST Preferred Shares                               3.33%              3.38%                 5.51%                 5.60%

FS Municipal Money Market Fund:
FST Shares                                           N/A                N/A                  N/A                   N/A
FST Administration Shares                            N/A                N/A                  N/A                   N/A
FST Service Shares                                   N/A                N/A                  N/A                   N/A
FST Preferred Shares                                 N/A                N/A                  N/A                   N/A

The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See "The Investment Adviser, Distributor and Transfer Agent." In the absence of such fee reductions, the yield, effective yield, the tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund (no FST Select Shares were outstanding as of June 30, 1999) for the same period would have been as follows:



                                                                                        Tax-Equivalent        Tax-Equivalent
                                                        Yield          Effective Yield      Yield            Effective Yield
                                                        -----          ---------------     -----            ---------------

FS Prime Obligations Fund:
FST Shares                                                4.81%              4.93%          N/A                   N/A
FST Administration Shares                                 4.56%              4.67%          N/A                   N/A
FST Service Shares                                        4.31%              4.41%          N/A                   N/A
FST Preferred Shares                                      4.71%              4.82%          N/A                   N/A

FS Money Market Fund:
FST Shares                                                4.81%              4.92%          N/A                   N/A
FST Administration Shares                                 4.56%              4.66%          N/A                   N/A
FST Service Shares                                        4.31%              4.40%          N/A                   N/A
FST Preferred Shares                                      4.71%              4.82%          N/A                   N/A

FS Premium Fund:
FST Shares                                                4.62%              4.73%          N/A                   N/A
FST Administration Shares                                 4.37%              4.47%          N/A                   N/A
FST Service Shares                                        4.12%              4.21%          N/A                   N/A
FST Preferred Shares                                      4.52%              4.62%          N/A                   N/A

FS Treasury Obligations Fund:
FST Shares                                                4.59%              4.69%          N/A                   N/A
FST Administration Shares                                 4.34%              4.43%          N/A                   N/A
FST Service Shares                                        4.09%              4.17%          N/A                   N/A
FST Preferred Shares                                      4.49%              4.50%          N/A                   N/A

FS Treasury Instruments Fund:
FST Shares                                                4.24%              4.33%          N/A                   N/A
FST Administration Shares                                 3.99%              4.07%          N/A                   N/A
FST Service Shares                                        3.74%              3.81%          N/A                   N/A
FST Preferred Shares                                      4.14%              4.23%          N/A                   N/A

FS Government Fund:
FST Shares                                                4.71%              4.82%          N/A                   N/A
FST Administration Shares                                 4.46%              4.56%          N/A                   N/A
FST Service Shares                                        4.21%              4.30%          N/A                   N/A
FST Preferred Shares                                      4.61%              4.71%          N/A                   N/A



                                                                                        Tax-Equivalent        Tax-Equivalent
                                                        Yield          Effective Yield      Yield            Effective Yield
                                                        -----          ---------------     -----            ---------------
FS Federal Fund:
FST Shares                                                4.71%              4.83%              N/A                   N/A
FST Administration Shares                                 4.46%              4.57%              N/A                   N/A
FST Service Shares                                        4.21%              4.31%              N/A                   N/A
FST Preferred Shares                                      4.61%              4.73%              N/A                   N/A

FS Tax-Free Fund:
FST Shares                                                3.39%              3.45%             5.62%                 5.71%
FST Administration Shares                                 3.14%              3.19%             5.21%                 5.28%
FST Service Shares                                        2.89%              2.93%             4.79%                 4.85%
FST Preferred Shares                                      3.29%              3.34%             5.45%                 5.53%

FS Municipal Money Market Fund:
FST Shares                                                 N/A                N/A               N/A                   N/A
FST Administration Shares                                  N/A                N/A               N/A                   N/A
FST Service Shares                                         N/A                N/A               N/A                   N/A
FST Preferred Shares                                       N/A                N/A               N/A                   N/A


  The quotations of tax-equivalent yield set forth above for the seven-day period ended June 30, 1999 are based on a federal marginal tax rate of 39.6%.

  In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

  From time to time any Series may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

  The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Series' performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, repurchase agreements and information prepared by recognized mutual fund statistical services. The Trust may also compare a Series' performance with that of other mutual funds with similar investment objectives.

  The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Series. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Series to calculate its performance data.

  A Series' performance data will be based on historical results and is not intended to indicate future performance. A Series' performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Series will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

  The Trust may also, at its discretion, from time to time make a list of a Series' holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Series' investments and discussions of a Fund's current holdings.

  In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to shareholders.

     Information used in advertisement and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

 .    cost associated with aging parents;

 .    funding a college education (including its actual and estimated cost);

 .    health care expenses (including actual and projected expenses);

 .    long-term disabilities (including the availability of, and coverage provided by, disability insurance);

 .    retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

 .    asset allocation strategies and the benefits of diversifying among asset classes;

 .    the benefits of international and emerging market investments;

 .    the effects of inflation on investing and saving;

 .    the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

 .    measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.


                                TAX INFORMATION

     Each Series is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any taxable year a Series does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gains at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to qualify as a regulated investment company, each Series must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or Securities or certain other investments (the "90% Test"); and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Series' total gross assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Series' total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Series' total (gross) assets is invested in the securities (other than U.S. Government Securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Series and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

     Each Series, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Series distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Series that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Series will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, each Series must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Series paid no federal income tax.

     Dividends paid by a Series from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Series from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Series have been held by such shareholders, and also will not qualify for the corporate dividends-received deduction. A Series' net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Series. At December 31, 1998, the following Series had approximately the following amounts of capital loss carryforwards:

                              Amount     Year of Expiration
                              ------     ------------------
FS Tax-Free Fund              11,000              2003-2005

     Distributions paid by the FS Tax-Free Fund or FS Municipal Fund from tax-exempt interest received by them and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Series' total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including shares
----
of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Series from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Series may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular shareholders. In addition, all tax-exempt distributions of the Series may be considered in computing the "adjusted current earnings" preference item of their corporate shareholders in determining the corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's social security or certain railroad retirement benefits are taxable. To the extent that the FS Tax-Free and FS Municipal Funds invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from federal income tax, or earn other taxable income any distributions of income from such investments or other taxable income will be taxable to shareholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry shares of the Series will generally not be deductible. The availability of tax-exempt obligations and the value of the Series may be affected by restrictive tax legislation enacted in recent years.

     In purchasing municipal obligations, the FS Tax-Free and FS Municipal Funds rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Series do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Series' distributions attributable to interest the Series received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

     Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

     Certain Series may be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. However, neither the Series nor its shareholders will be able to claim foreign tax credits with respect to any such taxes.

     Redemptions (including exchanges) and other dispositions of shares in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Series successfully maintain a constant net asset value per share. Shareholders should consult their own tax advisers with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Series' shares is properly treated as a sale for tax purposes.

     All distributions (including exempt-interest dividends), whether received in shares or cash, must be reported by each shareholder who is required to file a federal income tax return. The Series will inform shareholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the FS Tax-Free Fund and FS Municipal Fund, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who receive exempt-interest dividends of the applicable Series for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Series. Each shareholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Series in the shareholder's own state and locality.

     Shares of a Series that pays primarily exempt-interest dividends would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the Shareholder not gain any additional benefit from the Series' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, a Series that pays primarily exempt-interest dividends may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities, or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Series, including the possibility that such a shareholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Series and, if a current IRS Form W-8 or acceptable substitute is not on file with the Series, may be subject to backup withholding on certain payments.

State and Local

     The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Series and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Series may have tax consequences for shareholders that are different from those of a direct investment in the Series' securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Series in securities issued by the particular state or the U.S. government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. government obligations and/or (ii) exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations.


                        ORGANIZATION AND CAPITALIZATION

     Each Series is a series of Goldman Sachs Trust, a Delaware business trust, established by a Declaration of Trust dated January 28, 1997. The Series were previously a series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997.

     The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized the issuance of up to five classes of shares of each of the Financial Square Funds: FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares.

     Each FST Share, FST Administration Share, FST Service Share, FST Preferred Share and FST Select Share of a Series represents an equal proportionate interest in the assets belonging to that Series. It is contemplated that most shares will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. FST Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records of its customers and processing orders to purchase, redeem and exchange FST Administration Shares, providing services to its customers intended to facilitate or improve their understanding of the benefits and risks of a Fund and provide facilitation to answer inquiries and respond to customer correspondence. FST Administration Shares of a Financial Square Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such shares. FST Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. FST Service Shares of a Financial Square Fund bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net assets of such shares. FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers, processing orders to purchase, redeem and exchange FST Preferred Shares and providing services to its customers intended to facilitate or improve their understanding of the benefits and risks of a Fund. FST Preferred Shares of a Financial Square Fund bear the cost of preferred administration fees at an annual rate of up to 0.10% of the average daily net assets of such shares. FST Select Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Select Shares. FST Select Shares of a Financial Square Fund bear the cost of service fees at an annual rate of up to .03 of 1% of the average daily net assets of such shares.

     It is possible that an institution or its affiliates may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares of the same Series. In the event a Series is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of shares of the Series. FST Administration Shares, FST Preferred Shares, FST Service Shares and FST Select Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another Financial Square Fund. Except as described above, the classes of shares in the same FST Fund are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

     When issued shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Series available for distribution to the shareholders of such class. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     In the interest of economy and convenience, the Trust does not issue certificates representing interests in the Series shares. Instead, the transfer agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Shares representing interests in a particular Series and any dividends and distributions paid by a Series are reflected in account statements from the transfer agent.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees.
Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any respective series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a

"master-feeder" structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of November 1, 1999, the entities noted below that may have owned of record or beneficially 5% or more of the outstanding shares of the FS Prime Obligations Fund were Commerce Bank of Kansas City, P.O. Box 248, Kansas City, MO 64141 (9%); Citicorp Trust, 400 Royal Palm Way, Palm Beach, FL 33480 (5%); and Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (5%).

     As of November 1, 1999, the entities noted below that may have owned of record or beneficially 5% or more of the outstanding shares of the FS Money Market Fund were Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (20%); Citicorp Trust, NA, As Custodian, 400 Royal Palm Way, 3rd Flr., Palm Beach, FL 33480 (8%); Commodities Corporation, CN 850, Princeton, NJ 85420 (8%); and Walton Enterprises, P.O. Box 1860 Bentonville, AR 72712 (6%).

     As of November 1, 1999, the entities noted below may that have owned of record or beneficially 5% or more of the outstanding shares of the FS Premium Fund were Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (22%); National City Bank, Money Market 5312, 4100 W. 150th Street, Cleveland, OH 44135 (23%); and American Mutual Life Insurance, 611 5th Avenue, Upper L-31, Des Moines, IA 50309 (8%).

     As of November 1, 1999, the entities noted below that may have owned of record or beneficially 5% or more of the outstanding shares of FS Government Fund were Security Trust Company, P.O. Box 1589, San Diego, CA 92112-1589 (11%); Wachovia Bank, NA, 301 North Church Street, Winston Salem, NC 27101 (6%); Mellon Bank, Three Mellon Bank Center, Pittsburgh, PA 15258 (6%); First Citizens Bank & Trust, 100 Tryon Road, Raleigh, NC 27603 (5%); and Bank of Oklahoma, P.O. Box 2300, Tulsa, OK 74192 (5%).

     As of November 1, 1999, the entities noted below that may have owned of record or beneficially 5% or more of the outstanding shares of FS Tax-Free Money Market Fund were Commerce Bank of Kansas City, P.O. Box 248, Kansas City, MO 64141 (9%) and Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (43%).

     As of November 1, 1999, the entities noted below that may have owned of record or beneficially 5% or more of the outstanding shares of FS Federal Fund were Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (29%); Bank of Tokyo - Mitsubishi, Corporate Trust Department, 10th Floor, 1251 Avenue of the Americas, New York, NY 10020 (9%).

     As of November 1, 1999, the entities noted below that may have owned of record or beneficially 5% or more of the outstanding shares of FS Treasury Instruments Fund were Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (33%); Harris Trust and Savings, P.O. Box 71940, Chicago, IL 60694 (12%); Hilliard Lyons Trust Co., P.O. Box 32760, Louisville, KY 40232 (10%); Citibank, 111 Wall Street, New York, NY 10043 (8%); and Guaranty Bank & Trust, P.O. Box 5847, Denver, CO 80217 (8%).

     As of November 1, 1999, the entities noted below that may have owned of record or beneficially 5% or more of the outstanding shares of FS Treasury Obligations Fund were Commerce Bank of Kansas City, NA, P.O. Box 248, Kansas City, MO 64141 (11%); Fulton Bank, P.O. Box 3215, Lancaster, PA 17604 (7%); Associated Bank, P.O. Box 10007, Neenah, WI 54957 (7%); Commerce Bank Lenexa, Capital Markets Group, 1000 Walnut, Kansas City, MO 6410 (5%).

Shareholder and Trustee Liability

     Under Delaware law, the shareholders of the Series are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a Series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Series for all loss suffered by a shareholder as a result of an obligation of the Series. The Declaration of Trust also provides that a Series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

     In addition to the requirements set forth under Delaware law, the Declaration of Trust provides that shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under

Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and
(b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other investment advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such investment advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                           CUSTODIAN AND SUBCUSTODIAN

     State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Series' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per share of the Series. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.


                            INDEPENDENT ACCOUNTANTS

     Pricewaterhouse Coopers, independent public accountants, 160 Federal Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Pricewaterhouse Coopers prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                              FINANCIAL STATEMENTS

     The audited financial statements and related reports of Arthur Andersen LLP, the Trust's former independent public accountants, contained in each Series' 1998 Annual Report are hereby incorporated by reference. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Series' Prospectus. No other portions of the Series' Annual Reports are incorporated herein by reference. Unaudited financial statements, contained in each Series' 1998 Semi-Annual Report for the six-month period ended June 30, 1999 are also attached hereto and incorporated herein by reference.

                               OTHER INFORMATION

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the Series. These payments ("Additional Payments") would be in addition to the payments by the Series described in the Series' Prospectuses and this Additional Statement for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Series and payments for providing extra employee training and information relating to the Series; "listing" fees for the placement of the Series on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Series; "marketing support" fees for providing assistance in promoting the sale of the Series' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Series. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

     As stated in the Prospectuses, the Trust may authorize service organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution, Service or Select Plan described in the Prospectuses and the following sections. Certain service organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              ADMINISTRATION PLANS
               (FST Administration and FST Preferred Shares Only)

     The Trust, on behalf of each Financial Square Fund, has adopted an administration plan with respect to the FST Administration Shares (the "FST Administration Plan") and with respect to FST Preferred Shares (the "FST Preferred Plan," together with the FST Administration Plan, the "Administration Plans") which authorize the Financial Square Funds to compensate service organizations for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Administration Plans, the Trust, on behalf of each Series, enters into agreements with service organizations which purchase FST Administration Shares or FST Preferred Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the service organizations may: (a) act, directly or through an agent, as the sole Shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns FST Administration Shares or FST Preferred Shares, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange FST Administration Shares or FST Preferred Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, and (e) issue confirmations for transactions in Shares by customers. As compensation for such services, the Trust on behalf of each Financial Square Fund pays each service organization an administration fee in an amount up to .25% (on an annualized basis) of the average daily net assets of the FST Administration Shares and .10% (on an annualized basis) of the average daily net assets of the FST Preferred Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of FST Administration Shares and FST Preferred Shares should be directed to the owners' service organization.

     For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of administration fees paid by each Financial Square Fund under its FST Administration Plan to service organizations was as follows:


                                      1998        1997        1996
                                   ----------  ----------  ----------
FS Prime Obligations Fund          $  832,405  $  662,090  $  527,357
FS Money Market Fund                  947,740     780,489     474,043
FS Premium Fund(1)                     20,162      13,845       N/A
FS Treasury Obligations Fund        2,373,198   1,741,440   1,100,814
FS Treasury Instruments Fund(1)        49,689       3,240       N/A
FS Government Fund                    845,644     649,313     250,618
FS Federal Fund(1)                    951,754     353,083       N/A
FS Tax Free Fund                      360,347     241,784     128,721
---------------------------

(1) The FST Administration Shares of the FS Premium Fund, FS Treasury Instruments Fund and FS Federal Fund commenced share activity on August 1, 1997, April 1, 1997 and April 1, 1997. As of December 31, 1998, the FS Municipal Fund had not commenced operations.

     For the fiscal year ended December 31, 1998, December 31, 1997 and December 31, 1996, the amount of administration fees paid by each Financial Square Fund under its FST Preferred Plan was as follows:


                                     1998      1997     1996
                                   --------  --------  -------
FS Prime Obligations Fund(1)       $156,506  $181,303  $42,963
FS Money Market Fund(1)              76,867    55,349    2,874
FS Premium Fund(1)                  102,701       131     N/A
FS Treasury Obligations Fund(1)     307,604   107,309   15,097
FS Treasury Instruments Fund(1)           0         1     N/A
FS Government Fund(1)                96,834    27,961      395
FS Federal Fund(1)                  122,073    66,047     N/A
FS Tax Free Fund(1)                  93,209    15,965   13,155
----------------------------

(1) The FST Preferred Shares of the FS Prime Obligations Fund, FS Money Market Fund, FS Premium Fund, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund, FS Federal Fund and FS Tax-Free Fund commenced share activity on May 1, 1996, May 1, 1996, August 1, 1997, May 1, 1996, May 30, 1997, May 1, 1996, May 30, 1997 and May 1, 1996. As of
     December 31, 1998, the FS Municipal Fund has not commenced operations.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Administration Shares and FST Preferred Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in FST Administration Shares or FST Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing FST Administration Shares or FST Preferred Shares on behalf of their customers may be required to register as dealers.

     The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Administration Plans or the related Service Agreements (the "Non-Interested Trustees"), most recently voted to approve the Administration Plans and Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on April 27, 1999. The Administration Plans and Service Agreements will remain in effect until May 1, 2000 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

     An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein and other material amendments of the Administration Plan may not be made unless approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the Non-Interested Trustees as described above or by vote of a majority of the outstanding FST Administration Shares or FST Preferred Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees as described above or by a vote of a majority of the outstanding FST Administration Shares or FST Preferred Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Series and holders of FST Administration Shares and FST Preferred Shares of such Series.


                                 SERVICE PLANS
                           (FST Service Shares Only)

     The Trust has adopted a service plan on behalf of each Financial Square Fund with respect to the FST Service Shares (the "Service Plan") which authorize the Series to compensate service organizations for providing certain account administration and personal account maintenance services to their customers who are or may become beneficial owners of such shares. Pursuant to the Service Plans, the Trust, on behalf of each Financial Square Fund, enters into agreements with service organizations which purchase FST Service Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the service organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers; (b) maintain account records for each customer who beneficially owns FST Service Shares; (c) answer questions and handle correspondence from customers regarding their accounts; (d) process customer orders to purchase, redeem and exchange FST Service Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds; (e) issue confirmations for transactions in share by customers; (f) provide facilities to answer questions from prospective and existing investors about FST Service Shares; (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information; (h) display and make prospectuses available on the service organization's premises; (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization; and (j) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust. The Trust, on behalf of each Financial Square Fund, pays each service organization a service fee in an amount up to .50% (on an annualized basis) of the average daily net assets of the FST Service Shares of each Financial Square Fund attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of FST Service Shares should be directed to the owners' service organization.

     For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of service fees paid by each Financial Square Fund to service organizations pursuant to the FST Service Plan was as follows:


                                      1998         1997        1996
                                   -----------  ----------  ----------
FS Prime Obligations
  Fund                              $1,167,952  $  707,816  $  541,076

FS Money Market Fund                 2,478,988   1,514,944     271,936

FS Premium Fund(1)                      49,926         114       N/A

FS Treasury Obligations  Fund        2,019,235   1,201,356     849,624

FS Treasury Instruments Fund(2)         97,057     112,501       N/A

FS Government Fund                   3,225,643   2,533,854   1,258,434

FS Federal Fund(3)                   1,312,961     482,096       N/A

FS Tax-Free Fund                       254,984     166,974      91,599


(1)  FST Service Share activity commenced August 1, 1997.
(2)  FST Service Share activity commenced March 5, 1997.
(3)  FST Service Share activity commenced March 25, 1997.

As of December 31, 1998, FS Municipal Fund had not commenced operations.

     The Trust has adopted each Service Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plans and described above are not expenses incurred primarily for effecting the distribution of FST Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Service Plans.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Service Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and Investment Advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in FST Service Shares.

     The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Plans or the related Service Agreements, most recently voted to approve the Service Plans and Service Agreements at a meeting called for the purpose of voting on such Service Plans and Service Agreements on April 27, 1999. The FST Service Plan and Service Agreements will remain in effect until May 1, 2000. The Service Plans and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

     A Service Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the FST Service Shareholders of the affected Series, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Service Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding FST Service Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding FST Service Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. As long as the Service Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Plans will benefit the Series and holders, FST Service Shares of such Series.

                                  SELECT PLAN
                            (FST Select Shares Only)

     The Trust, on behalf of the FS Prime Obligations, FS Money Market, FS Treasury Obligations, FS Treasury Investments, FS Government, FS Federal and FS Tax-free Funds have adopted a select plan with respect to the FST Select Shares (the "FST Select Plan") which authorize the Financial Square Funds to compensate service organizations for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Select Plan, the Trust, on behalf of such Series, enters into agreements with service organizations, which purchase FST Select Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the service organizations may: (a) act, directly or through an agent, as the shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns FST Select Shares, (c) process and issue confirmations concerning customer orders to purchase, redeem and exchange FST Select Shares, and (d) handle the transmission of funds representing the customers' purchase price or redemption proceeds. As compensation for such services, the Trust on behalf of each Financial Square Fund pays each service organization an administration fee in an amount up to .03 of 1% (on an annualized basis) of the average daily net assets of the FST Select Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Select Shares should be directed to the owners' service organizations.

     FST Select Shares commenced operations on January 31, 2000.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Select Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and Investment Advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in FST Select Shares.

     The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Select Plan or the related Service Agreements (the "Non-Interested Trustees"), most recently voted to approve the Select Plan and Service Agreements at a meeting called for the purpose of voting on such Select Plan and Service Agreements on October 26, 1999. The FST Select Plan and Service Agreements will remain in effect until May 1, 2000. The Select Plan and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

     The Select Plan may not be amended to increase materially the amount to be spent for the services described therein and other material amendments of the Plan may not be made, unless approved by the Trustees in the manner described above. The Select Plan may be terminated at any time by a majority of the Board of Non-Interested Trustees as described above or by vote of a majority of the outstanding FST Select Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees as described above or by a vote of a majority of the outstanding FST Select Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. As long as the Select Plan are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Select Plan will benefit the Series and holders of FST Select Shares of such Series.

                                   APPENDIX A


Short-Term Debt Credit Ratings
------------------------------

  A Standard & Poor's short-term issue credit rating is generally a current
    -----------------
opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for short-term debt:

  "A-1" - The highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  Moody's short-term debt ratings are opinions of the ability of issuers to
  -------
repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial short-term debt:

  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Duff & Phelps short-term credit ratings apply to obligations with maturities
  -------------
of under one year and are consistent with the rating criteria used by money market participants. Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for short-term debt:

  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


  Fitch IBCA short-term ratings apply to debt obligations that have a time
  ----------
horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

  "F1" - The highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

  "F2" - Good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


  Thomson Financial BankWatch short-term ratings assess the likelihood of an
  ---------------------------
untimely or incomplete payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

  "TBW-1" - The highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

  "TBW-2" - The second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

  The following summarizes the ratings used by Standard & Poor's for corporate
                                               -----------------
and municipal long-term debt (ratings from "AA" through "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories):

  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  The following summarizes the ratings used by Moody's for corporate and
                                               -------
municipal long-term debt (Numerical modifiers 1, 2 and 3 are applied in each generic rating classification from "Aa" through "Baa". The modifier indicates that the obligations ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category):

  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  The following summarizes the long-term debt ratings used by Duff & Phelps for
                                                              -------------
corporate and municipal long-term debt (The "AA," "A," and "BBB", ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories):

  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

  The following summarizes the ratings used by Fitch IBCA for corporate and
                                               ----------
municipal long-term debt (Ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories):

  "AAA" - Highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  "AA" - Very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  "A" - High credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  "BBB" - Good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

  The following summarizes the rating categories used by Thomson Financial
                                                         -----------------
BankWatch for long-term debt ratings (The ratings may include a plus (+) or
---------
minus (-) sign designation which indicates where, within the respective category the issue is placed):

  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


Additional Municipal Note Ratings
---------------------------------

  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.
The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  Fitch IBCA and Duff & Phelps use the short-term ratings described under Short-Term Debt Credit Ratings for municipal notes.

                                   Appendix B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

  Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

  Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

  Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

  We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

  We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

  We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

  We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find the limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

  We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

  The dedication of our people to the firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

  Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

  We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

  We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

  We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

  Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.

  Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

  Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

 .    With thirty-seven offices worldwide Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

 .    The number one underwriter of all international equity issues from
     1989-1997.*

 .    The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).


-----------------
* Source:  Securities Data Corporation. Common stock ranking excludes REITs,
  ====================================
Investment Trusts and Rights.

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869    Marcus Goldman opens Goldman Sachs

1890    Dow Jones Industrial Average first published

1896    Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

        Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970    Goldman, Sachs & Co. opens London office

1972    Dow Jones Industrial Average breaks 1000

1981    Enters money market mutual fund business for institutional clients

1986    Goldman, Sachs & Co. takes Microsoft public

1988    Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

        Dow Jones Industrial Average breaks 5000

1996    Goldman, Sachs & Co. takes Deutsche Telekom public

        Dow Jones Industrial Average breaks 6000

1997    Dow Jones Industrial Average breaks 7000

        Goldman Sachs Asset Management increases assets under management by 100% over 1996

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

        Dow Jones Industrial Average breaks 9000

1999    Goldman Sachs becomes a public company